UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SOLERA NATIONAL BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLERA NATIONAL BANCORP, INC.

319 S. Sheridan Blvd.

Lakewood, Colorado 80226

(303) 209-8600

April 29, 2008

Dear Shareholder:

You are cordially invited to attend the 2008 annual meeting of shareholders of Solera National Bancorp, Inc. The meeting will be held on June 17, 2008, at 10:00 a.m., local time, at 319 S. Sheridan Blvd., Lakewood, Colorado, 80226.

We are pleased to enclose the proxy statement for the 2008 annual meeting. At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.             The election of fifteen directors to our Board of Directors for terms expiring at the 2009 annual meeting of shareholders or until their successors are duly elected and qualified;

2.             The approval of the 2007 Stock Incentive Plan;

3.             The ratification of McGladrey & Pullen, LLP, as our independent accountants for the fiscal year ending December 31, 2008; and

4.             The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Our Board of Directors believes that an affirmative vote for all nominees named in the proxy statement to serve as the directors of Solera National Bancorp, Inc., the approval of the 2007 Stock Incentive Plan, and the ratification of our independent accountants is in the best interests of our company and shareholders and has unanimously recommended that our shareholders vote in favor of the proposals.

We hope that you will be able to attend the annual meeting to vote on these matters. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the Internet or by facsimile. For further details, see “About the Annual Meeting - How do I vote?”

In addition to the proxy statement, a copy of our annual report on Form 10-KSB for the year ended December 31, 2007, which is not part of the proxy soliciting material, is enclosed.

We appreciate your interest and investment in Solera National Bancorp, Inc. and look forward to seeing you at the annual meeting.

Sincerely,

/s/ Paul M. Ferguson
Paul M. Ferguson
President

SOLERA NATIONAL BANCORP, INC.

319 S. Sheridan Blvd.

Lakewood, Colorado 80226

(303) 209-8600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 17, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders of Solera National Bancorp, Inc. will be held at 10:00 a.m., local time, on June 17, 2008, at Solera National Bank, 319 S. Sheridan Blvd., Lakewood, Colorado, 80226, to consider and act upon the following matters:

1.             The election of fifteen directors to the Board of Directors of Solera National Bancorp, Inc. for terms expiring at the   2009 annual meeting of shareholders or until their successors are duly elected and qualified;

2.             The approval of Solera National Bancorp, Inc.’s 2007 Stock Incentive Plan;

3.             The ratification of McGladrey & Pullen, LLP, as the independent accountants for Solera National Bancorp, Inc. for   the fiscal year ending December 31, 2008; and

4.             The transaction of such other business as may properly come before the annual meeting or at any adjournment or   postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are   not aware of any other business to be brought before the meeting.

Only shareholders of record as of the close of business on April 22, 2008 are entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.  A list of shareholders will be available for inspection for a period of 10 days prior to the annual meeting at the main office of Solera National Bancorp, Inc. at 319 S. Sheridan Blvd., Lakewood, Colorado 80226 and will also be available for inspection at the meeting itself.

You are cordially invited to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the Internet or by facsimile. This will ensure the presence of a quorum at the annual meeting and that your shares are voted in accordance with your wishes. For further details, see “About the Annual Meeting - How do I vote?”

By Order of the Board of Directors

/s/ Robert J. Fenton
Robert J. Fenton
Secretary

Lakewood, Colorado

April 29, 2008

This notice of annual meeting and proxy statement and form of proxy are first being distributed to shareholders on or about May 2, 2008.

(i)

SOLERA NATIONAL BANCORP, INC.

319 S. Sheridan Blvd.

Lakewood, Colorado 80226

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 17, 2008

This proxy statement contains information related to the annual meeting of shareholders of Solera National Bancorp, Inc. to be held on June 17, 2008, beginning at 10:00 a.m., local time, at 319 S. Sheridan Blvd., Lakewood, Colorado, 80226, and at any postponements or adjournments thereof.

ABOUT THE ANNUAL MEETING

Who is soliciting my proxy?

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2008 annual meeting. Certain of our directors, officers, and employees may also solicit proxies on our behalf by mail, telephone, or facsimile.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting.    We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  In addition to solicitations by mail, our directors, officers and employees, including those of our subsidiary, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting, including:

•	Proposal One: The election of fifteen directors to the Board of Directors for terms expiring at the 2009 annual meeting of shareholders or until their successors are duly elected and qualified;

•	Proposal Two: The approval of Solera National Bancorp, Inc.’s 2007 Stock Incentive Plan;

•	Proposal Three: The ratification of McGladrey & Pullen, LLP, as our independent accountants for the fiscal year ending December 31, 2008.

In addition, our management will report on our performance during 2007 and respond to appropriate questions from shareholders. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only shareholders of record as of the close of business on the record date, April 22, 2008, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of our common stock outstanding on the record date and eligible to cast votes at the annual meeting is 2,553,671.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the annual meeting.

How many votes must be present to hold the annual meeting?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, or 1,276,836 shares, will constitute a quorum at the annual meeting. For purposes of determining a quorum, proxies received but marked as abstentions and broker non-votes will be treated as shares that are present and entitled to vote.  A broker “non-vote” occurs on an item when shares held by a broker are present or represented at the meeting, but the broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting. Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Shareholders whose shares are registered in their own names may vote by submitting a proxy via the Internet, by facsimile or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet or by facsimile are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. Granting a proxy will not affect your right to vote your shares if you attend the annual meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing our Secretary written notice of your revocation or by submitting a proxy bearing a later date via Internet, facsimile or mail. If you submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the election of each of the nominees for director, FOR the approval of the 2007 Stock Incentive Plan, and FOR the ratification of McGladrey & Pullen, LLP as our independent accountants for 2008.

If your shares are registered in the name of a broker, trustee or nominee, you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or facsimile voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the shareholder of record, you may change your vote by granting via Internet, facsimile or mail a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What Vote Is Required to Approve Each Proposal?

Election of Directors	The election of each nominee for director requires the affirmative vote of a plurality of the votes cast on such proposal at the annual meeting of shareholders.

Approval of Solera National Bancorp, Inc.’s 2007 Stock Incentive Plan

The approval of Solera National Bancorp, Inc.’s 2007 Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy and entitled to vote.

Ratification of Appointment of Independent Auditors

The ratification of McGladrey & Pullen, LLP as independent auditors for 2008 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How Are Votes Counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the approval of our 2007 Stock Incentive Plan and the ratification of our independent auditors, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN”.   If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. We will appoint one or more inspectors of election to count votes cast in person or by proxy.

What Is the Effect of Broker Non-Votes and Abstentions?

Abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained and, therefore, will have no effect on the outcome of the vote on any such matter.

Is Cumulative Voting Permitted For the Election of Directors?

Shareholders may not cumulate votes in the election of directors, which means that each shareholder may vote no more than the number of shares he/or she owns for a single director.

Where Can I Find the Voting Results?

We will publish the voting results in our Form 10-Q for the second quarter of 2008, which we will file with the Securities and Exchange Commission in August 2008.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the Board of Directors and those properly presented by shareholders. We have not received notice from any shareholder as to any matter to come before the annual meeting. If any other matter is presented at the annual meeting, your signed proxy gives Paul M. Ferguson and Robert J. Fenton, the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

Unless you give other instructions on your proxy card, Paul M. Ferguson and Robert J. Fenton, the proxy holders, will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote FOR the election of the nominated slate of directors, FOR the approval of our 2007 Stock Incentive Plan, and FOR the ratification of McGladrey & Pullen, LLP, as our independent public accountants for 2008.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Robert J. Fenton

Vice President, Secretary and Treasurer

Solera National Bancorp, Inc.

319 S. Sheridan Blvd.

Lakewood, Colorado 80226

(303) 202-0933

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock of Solera National Bancorp, Inc. (the “Company,” “we” or “us”) as of April 22, 2008, for:

•	each person known by us to own beneficially more than 5% of our common stock;

•	each officer named in the summary compensation table;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options and warrants beneficially owned that are exercisable within sixty days of April 22, 2008, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

	Number of Shares Beneficially Owned
Name and Address* of Beneficial Owners	Common Stock	Shareholder Warrants(1)	Organizer Warrants(2)	Total		Percent of Class(3)
Greater Than 5% Shareholders:
Michael D. Quagliano 251 Granada Hill Road Edwards, CO 81632	322,870	64,574	—	387,444		14.80%
Directors and Named Executive Officers:
Norma R. Akers	20,000	4,000	16,181	40,181	(4)	1.56%
Rob L. Alvarado	45,500	9,100	40,000	94,600	(5)	3.63%
Maria G. Arias	12,750	2,550	7,000	22,300	(6)	0.87%
Douglas Crichfield	10,000	2,000	7,500	19,500		0.76%
Robert J. Fenton	20,000	4,000	16,181	40,181	(7)	1.56%
Paul M. Ferguson	19,540	3,908	16,181	39,629		1.54%
James C. Foster	15,000	3,000	15,000	33,000	(8)	1.28%
Robert M. Gallegos	19,000	3,800	16,181	38,981	(9)	1.51%
Steve D. Gutterman	3,000	600	3,000	6,600		0.26%
Mark J. Martinez	14,081	2,816	—	16,897	(10)	0.66%
Ronald E. Montoya	20,000	4,000	16,181	40,181		1.56%
Ray L. Nash	500	100	—	600		0.02%
Joel S. Rosenstein	16,063	3,212	16,063	35,338		1.37%
Basil Sabbah	25,000	5,000	25,000	55,000		2.13%
F. Stanley Sena	14,000	2,800	14,000	30,800		1.20%
Mark R. Smith	9,014	1,802	9,014	19,830		0.77%
Kent C. Veio	25,004	5,000	16,181	46,185	(11)	1.79%
All directors and executive officers as a group (17 persons)	288,452	57,688	233,663	579,803		20.38%

*                             The address of each of our directors and named executives is c/o Solera National Bancorp, Inc., 319 S. Sheridan Blvd., Lakewood, Colorado 80226.

(1)

Each of the Company’s initial shareholders was granted one warrant to purchase an additional share of common stock, at an exercise price of $12.50 per share, for every five shares purchased during the Company’s initial public offering. The shareholder warrants are fully vested and exercisable at any time prior to September 10, 2010.

(2)

Organizer warrants were granted to the Company’s Organizers who met various minimum requirements. Each Organizer warrant entitles the holder to purchase one additional share of the Company’s common stock at an exercise price of $10.00 per share. The Organizer warrants are fully vested and exercisable anytime prior to September 10, 2017.

(3)

Calculated based on 2,553,671 shares of common stock outstanding as of April 22, 2008 plus options and warrants exercisable within sixty days of April 22, 2008 for the individual or the group, as applicable.

(4)	Includes 5,000 shares of common stock and shareholder warrants to acquire 1,000 shares of common stock that are owned by children of which the named individual has the investment power.
(5)

Includes 30,000 shares of common stock, shareholder warrants to acquire 6,000 shares of common stock and organizer warrants to acquire 24,500 shares of common stock that are owned by two limited liability companies for which the named individual has the investment power.

(6)	Includes 5,750 shares of common stock and shareholder warrants to acquire 1,150 shares of common stock owned by family members of which the named individual has the investment power.
(7)	Includes 1,000 shares of common stock and shareholder warrants to acquire 200 shares of common stock that are owned by children of which the named individual has the investment power.
(8)	Mr. Foster has pledged as security 15,000 shares of our common stock.
(9)	Includes 4,000 shares of common stock and shareholder warrants to acquire 800 shares of common stock that are owned by relatives of which the named individual has the investment power.
(10)	Includes 1,631 shares of common stock and shareholder warrants to purchase 326 shares of common stock that are owned by the spouse of which the named individual has the investment power.
(11)	Mr. Veio has pledged as security 13,000 shares of our common stock.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Director Nominees

Our Board of Directors presently consists of fifteen members, and, pursuant to our bylaws, the number of directors has been fixed at fifteen in connection with the annual meeting. The Board of Directors has proposed the fifteen nominees listed below for election as directors to serve until the 2009 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve on our Board of Directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced.

There are no arrangements or understandings between Solera National Bancorp, Inc. and any person pursuant to which such person has been elected or nominated as a director.

Set forth below is certain information with respect to each nominee for election as a director:

Name	Age	Position(s) Held with Solera National Bancorp, Inc.	Position(s) Held with Solera National Bank	Director Since
Norma R. Akers	54	Director	Director	2006
Rob L. Alvarado	31	Director	Director	2006
Maria G. Arias	47	Director	Director	2006
Douglas Crichfield	64	Director	Director	2006
Paul M. Ferguson	54	President and Director	Director, President and Chief Executive Officer	2006
James C. Foster	38	Chairman Emeritus and Director	Director, Chairman Emeritus, and Director of Hispanic Initiatives and Community Relations	2006
Robert M. Gallegos	60	Director	Director	2006
Steve D. Gutterman	38	Director	Director	2006
Ronald E. Montoya	67	Vice Chairman and Director	Vice Chairman and Director	2006
Ray L. Nash	56	Director	Director	2006
Joel S. Rosenstein	36	Director	Director	2006
Basil Sabbah	39	Chairman and Director	Chairman and Director	2006
F. Stanley Sena	59	Director	Director	2006
Mark R. Smith	54	Director	Director	2006
Kent C. Veio	41	Director	Director	2006

Norma R. Akers

Norma Akers spent 25 years working for AT&T and Lucent in various business management, finance, information officer and diversity roles within the company.  Her last position with Lucent Technologies was Director of Sales for the account management relationship for Qwest managing the Lucent Technologies Sales team.  She retired from Lucent Technologies in 2001.  Ms. Akers came to the United States in 1977 after receiving her B.S. degree at the University in Tegucigalpa, Honduras in Accounting. In 1980, after studying the English language and two years of graduate school, Ms. Akers graduated from the University of Dallas, Braniff School of Management with an MBA in International Finance.

Rob L. Alvarado

Since March 2004, Mr. Alvarado has served as Executive Vice President and Legal Counsel at Palo Alto Inc., which owns and operates over 150 food franchises in Colorado, California, New Mexico and Virginia.  Prior to that, he was an Associate with Brownstein Hyatt & Farber P.C. from December 2002 through March 2004.  Before joining Brownstein Hyatt & Farber P.C., Mr. Alvarado was a Financial Analyst / Operations Consultant for Palo Alto, Inc. from May 2001 through December 2002.  Mr. Alvarado received his law degree from the University of Denver, College of Law.  In addition, he holds an MBA from the University of Denver, Daniels College of Business, and an undergraduate degree in hotel and restaurant management from Cornell University.  He sits on the Board of Directors of Cordillera Asset Management as well as Urban Peak of Denver.

Maria G. Arias

In February, 2007, Ms. Arias joined Comcast Cable as Vice President, Operations Management, for their West Division.  Prior to that, she served as Vice President of Law and Government Affairs for Adelphia Communications Corporation based in Denver, Colorado from March 2003 through July 2006.  In this capacity, she was responsible for providing legal support on cable operations, franchising and local government affairs matters to Adelphia’s corporate and regional teams.  Previously, Ms. Arias was the Vice President of Local

Government Affairs for AT&T Broadband from February 2001 through November 2002. Ms. Arias received her Juris Doctorate from Northwestern University School of Law and her Bachelor of Arts degree from DePaul University.  She is a member of the ABA and Women in Cable & Telecommunications (WICT).

Douglas Crichfield

Mr. Crichfield is the Principal and Owner for the Crichfield Group which provides business consulting for entrepreneurs with an emphasis on bank advisory work.  He has worked in the bank’s market for six years.  Prior to forming the Crichfield Group in September 1999, he was a Director and EVP of CFX Corporation, Keene, New Hampshire (a bank holding company); and President, CEO & Trustee for the holding company’s principal subsidiary, CFX Bank.  Additionally, he served as President, CEO and Director of Community Bankshares, Inc., (a bank holding company) and its wholly owned subsidiary Concord Savings Bank, Concord, New Hampshire for seven years.  Mr. Crichfield has a Certificate from Harvard University Institute of Financial Management; a Certificate from the University of Illinois Graduate School of Bank Investments; and a B.A. and M.A. in Economics from Northeastern University.

Paul M. Ferguson

Mr. Ferguson brings more than twenty-eight years of diverse senior executive management banking experience to Solera National Bancorp.  Prior to joining Solera National Bancorp, Mr. Ferguson was Senior Executive Vice President and Chief Credit Officer for WestStar Bank, Avon, Colorado from 2001 through 2006.  In this role, Mr. Ferguson was responsible for assigning and approving all credit authority, as well as supervising delegation of credit authority for this $725 million, 23 branch bank.  In 2000 and 2001, Mr. Ferguson was the Principal and Owner of PMF Financial Partners LLC, Holderness, New Hampshire.  Mr. Ferguson consulted with the Board of Directors on a day-to-day basis and was responsible for all CEO responsibilities and strategies.  Working with the various regulatory agencies Mr. Ferguson formulated and executed a plan to divest or liquidate all of the assets of the bank, without loss to the FDIC.  From 1998 through 2000, Mr. Ferguson was President and Chief Executive Officer of Pemi-National Bank, Plymouth, New Hampshire, which was a $175 million, 8 branch, and 100-employee financial institution.  In 1997 and 1998, Mr. Ferguson was Executive Vice President and Chief Credit Officer of CFX Bank, Concord, New Hampshire.  CFX Bank was a $2 billion bank where Mr. Ferguson directed all lending activities for the state of New Hampshire.   Between 1991 and 1997, Mr. Ferguson was Executive Vice President and Senior Banking Officer of Concord Savings Bank / Community Bancshares Inc., Concord, New Hampshire.  From 1984 to 1991, Mr. Ferguson was Regional President for First New Hampshire Bank / Bank of Ireland Holding Inc., Manchester, New Hampshire, which was a $2.8 billion, multi-bank holding company where he was responsible for developing and implementing a strategic plan to expand the bank’s market penetration in the southern tier of New Hampshire.  From 1979 to 1983, Mr. Ferguson was a Vice President and Credit Officer for Indian Head National Bank / Fleet Bank, Concord, New Hampshire.  Mr. Ferguson began his banking career in 1977 working for First National Bank of Central Jersey, Bridgewater, New Jersey as a Management Trainee, where he received formal credit training.  Mr. Ferguson graduated from Rutgers University, New Brunswick, New Jersey with a B.A. Degree in Economics and Business and has been associated with the Risk Management Association (RMA) for his entire career, where he has taken extensive additional banking educational course work.

James C. Foster

Born and raised in New York City, Mr. Foster attended the Maxwell School of Citizenship and Public Affairs at Syracuse University and graduated with a B.A. in International Relations.  He is a third-generation Hispanic American and comes from a family with a long tradition of social action and community advocacy.  From September 2003 through September 2007, Mr. Foster was the Head of Business Development for Technical Analyst, Dan Zanger, a Woodland Hills, California-based hedge fund and financial advisory newsletter.  He was involved in all strategic planning and growth initiatives with the primary objective of identifying and prioritizing staff, sales and marketing optimization.  In November 2001, Mr. Foster became Executive Vice President of family-owned, Media Luna, Ltd., a multi-lingual publishing company specializing in Spanish-translation textbooks for the pharmaceutical and multi-media industries.  In March 2000, Mr. Foster co-founded Nascent State, Inc., a media consulting company.  He served as a Director, Chief Operating Officer and Vice President of Finance, overseeing a staff of 35 individuals in three U.S. cities.   From 1992 through

2000, Mr. Foster was a private money manager on Wall Street with American Express Financial Advisors, Merrill Lynch & Co.’s Private Client Group, and serving as a Vice President at Smith Barney, Inc. all of which are located in New York City.  He managed $58 million in assets, specializing in portfolio management, asset-allocation financial planning and market analysis for Hispanic households and businesses and high-net-worth entertainment personalities.  Mr. Foster formerly held Series 7 and Series 63 securities licenses and Life/Variable Annuities licenses.  All were issued from the State of New York.

Robert M. Gallegos

Mr. Gallegos has served as the President and Chief Financial Officer of The Gallegos Corporation (TGC) since January 1996.  TGC, headquartered in Vail, Colorado, is a leader in quality residential and commercial construction services and employs approximately 700 employees in ten states.  TGC has offices in Vail, Aspen, Telluride, Denver, and Lake Tahoe.  Prior to joining the family-owned business, Mr. Gallegos spent ten years with the Fund for Urban and Neighborhood Development.  Mr. Gallegos was responsible for designing a process for citizen participation and community involvement in the decision-making process.  Mr. Gallegos has been an active member in his community including service on the United Way’s annual grant allocation committee, member of the school board advisory committee, a Town Council Board member in Minturn, Colorado and the Planning Commission for Eagle County, Colorado, among others.

Steve D. Gutterman

Mr. Gutterman is a partner and Managing Director of MBH Enterprises, Inc.  MBH is a privately held holding company that acquires controlling interests and manages a diversified portfolio of operating companies.  Currently, MBH owns and operates platform companies, primarily in the energy and real estate services sectors, doing business throughout the United States.  MBH provides active, hands-on leadership, strategic direction, financial and operational controls and balance sheet management for its portfolio companies.  Prior to joining MBH in September 2005, Mr. Gutterman was Executive Vice President and Chief Operating Officer for E*TRADE Bank, a $30 billion federally chartered savings bank and a subsidiary of businesses, including a $16 billion deposit business, $5 billion direct-to-consumer mortgage and home equity businesses, the nation’s largest originator of luxury boat and recreational vehicle loans, a $2 billion credit card business and nationwide network of 15,000 automated teller machines.  He held that position from November 2001 through September 2005.  Mr. Gutterman joined E*TRADE Financial Corporation in February 2000 as the Head of Strategic Planning.  He has an MBA in Finance from the Columbia Business School, a JD from Columbia Law School and a BA in Political Science from Tufts University.

Ronald E. Montoya

Ronald Montoya has been President & CEO of Plasticomm Industries, Inc. since the company was founded in 1990.  A supplier, assembler and manufacturer of telecommunications products, cable and cable products, Plasticomm is based in Denver, Colorado.  Plasticomm Industries was ranked #19 on the Inc. Magazine Inner City 100 list.  Mr. Montoya is also owner of Innov8 Solutions USA and President & CEO of Plastic Supply Inc., in Albuquerque, New Mexico.   He has also held the office of Director for the Office of Minority Business for the State of Colorado.  Mr. Montoya holds a Bachelor of Arts degree from the University of Colorado, and Juris Doctorate from the University of Denver.  Mr. Montoya is a dedicated member of several community boards, including service as a board member for National Jewish Hospital, Metro State College Foundation, St. Joseph’s Hospital Foundation, Denver Hotel Authority, Colorado Forum and many others.  He has lived in the Denver community for 65 years.  He was an advisory board member for 12 years for U.S. Bank.   He served as the Chairman of the Board for the U.S. Hispanic Chamber of Commerce from 1996 to 1998, and as Executive Director of the Colorado Office of Minority Business from 1986 to 1990.

Ray L. Nash

From its founding in 1989 to 2000, Mr. Nash served as Chief Financial Officer of Vectra Bank based in Denver, Colorado.  During this time, he participated in all aspects of the bank’s strategic planning and managed several private and public offerings of stock.  Mr. Nash also managed the bank’s investment portfolio, which totaled over $300 million at its peak, and managed the acquisition of numerous banks and the evaluation of many more acquisition candidates.  Mr. Nash managed all SEC reporting, investor relations, human resources, finance and accounting, purchasing and facilities.  Additionally, he was the primary liaison with all banking regulators.  Along with the CEO, Mr. Nash successfully negotiated and completed the sale of Vectra Bank to Zions Bancorp in 1998 (without the use of investment bankers) for one of the highest prices (as a multiple of book value) of any bank sold in Colorado.  Prior to joining Vectra, Mr. Nash spent six years as the Controller of the WestAmerica Mortgage Company where he managed all accounting functions.  Prior to joining WestAmerica, Mr. Nash worked for nine years with Deloitte Haskins and Sells, at the time, one of the big eight international accounting firms.  Mr. Nash currently maintains his CPA license.  Since retiring from banking in 2000, Mr. Nash has managed personal and family investments and dedicated considerable time to volunteer activities.

Joel S. Rosenstein

Mr. Rosenstein joined Senn Visciano Kirschenbaum P.C. in May 2004 and became a partner in January 2005.  He currently practices commercial real estate, real estate finance, special district and general corporate law.  Prior to joining Senn Visciano Kirschenbaum P.C., he was an attorney with Fischer Sweetbaum & Levin P.C. from June 2003 through May 2004.  He began his law career in September 1997 as an Associate with Senn Lewis Visciano P.C.   In the summer of 2005, Governor Bill Owens appointed Mr. Rosenstein to the Board of Directors of the Colorado Housing and Finance Authority (CHFA).  Currently, Mr. Rosenstein serves as chairman of CHFA’s Board of Directors.  Mr. Rosenstein graduated from the University of North Carolina at Chapel Hill with a B.A. with distinction and highest honors in history.  In 1997, he graduated from George Washington University National Law Center and was admitted to the Colorado Bar.

Basil Sabbah

Mr. Sabbah is the CEO and owner of Sabbro, LLC, an engineering consulting company located in Denver, Colorado.  The company provides engineering services to the United States government and other large contractors.  Prior to forming Sabbro, LLC in January 2003, Mr. Sabbah worked from December 2001 through January 2003 as Director of Latin America Business Development for technology company Network Appliance.  He also worked as Director of Business Development from June 1997 through December 2001 for Halliburton in Latin America.    Mr. Sabbah has substantial experience in business development, fundraising, and government contracting.  He is a member of the Denver Hispanic Chamber of Commerce and Hispanic Contractors.  Mr. Sabbah holds a BA in Anthropology and BS in Physics from the University of California.

F. Stanley Sena

Mr. Sena is currently President and CEO of SNAP Staffing Services, a mid-sized staffing firm located in Denver, Colorado focusing on administrative and light industrial temporary, temp-to-hire, and permanent placement.  Mr. Sena is also President and CEO of Goodwin Personnel, a mid-sized staffing firm located in Denver focusing on placing temporary, temp-to-hire, and permanent placement within the healthcare and dental industry.  He has held those positions from September 2002 until present.  From January 2001 until December 2004, Mr. Sena was Managing Director of LNS Services Company, an international logistics consulting organization.  Mr. Sena was previously Executive Vice President and COO of Americold Corporation, the leading third-party supplier of supply chain solutions in the consumer packaged goods industry.  Mr. Sena received his BA from Metropolitan State College and his doctorate in Law from the University of Denver.  He has been an attorney for 25 years and continues to be active in the Colorado Bar Association, the Douglas County Bar Association, and the Colorado Hispanic Bar Association.

Mark R. Smith

Mark Smith is a banking industry veteran with thirty years of commercial banking experience covering a wide range of responsibilities in several states and markets.  From March 2003 through June 2006, Mark was with U.S. Bank, based in Denver, as the Regional President for the Rocky Mountain Region.  In this role, Mr. Smith led all banking activities for the bank’s Utah and Colorado markets and was directly responsible for all Middle Market banking activities and personnel for the bank in Denver and Salt Lake City.  In June 2006, Mr. Smith decided to leave U.S. Bank to pursue other interests and spend more time with his family.  From February, 2001 through February, 2003, Mr. Smith was with Union Bank of California as Senior Vice President and Division Manager of the bank’s Central Valley Region.  From March 1998 through November 2000, he was Market President for NationsBank and responsible for its Oklahoma City Market.  In September 1996, BankAmerica Corporation named him President of its Alaska Bank - Bank of America-Alaska.  Mr. Smith began his career with Bank of America in 1976 as a credit trainee.  He is a graduate of the University of La Verne in California, holding a Bachelor of Science degree in Business Administration.  He holds a Certified Financial Planning certificate from Oklahoma City University and has completed executive management programs at the University of Southern California and Stanford University, Graduate School of Business.

Kent C. Veio

K.C. Veio is currently the Chairman of Kline Alvarado Veio, P.C., a Denver-based firm that focuses in the areas of public finance and business law.  Prior to forming the firm in June 2004, Mr. Veio was a shareholder and Chair of the municipal and public finance group at Brownstein Hyatt & Farber.  He was with the firm from January 2001 through June 2004.  In 1999, Governor Bill Owens appointed Mr. Veio to the Board of Directors of the Colorado Educational and Cultural Facilities Authority, and in 2002, Denver Mayor John Hickenlooper appointed Veio to become a Commissioner of the Denver Public Library.  Veio received his law degree from the University of Denver, College of Law, and his undergraduate degree in business from the University of Colorado.  His professional work as an attorney involves the representation of many commercial lenders and financial institutions and affords him an in-depth understanding of the financial services industry.

 Vote Required

The vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote in the election of directors is required to elect any director.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” each of the nominees for election as director.

Executive Officers and Key Employees

As of the date of this proxy statement our executive officers and key employees are as follows:

Paul M. Ferguson, President and Chief Executive Officer

Biographical information for Mr. Ferguson is set forth above under “Director Nominees.”

Robert J. Fenton, Executive Vice President, Chief Financial Officer and Chief Operating Officer

Mr. Fenton, age 51, joined the Bank project in January 2005 as an Organizer and as a full-time consultant in April 2005.  Prior to this, he was the CFO of Visa Debit Processing Services (DPS), a division of Visa USA.  DPS is the 2nd largest processor of Visa transactions in the world.  He served in that capacity from October 2002 through July 2004.  Prior to joining Visa, Mr. Fenton was the CFO of E*TRADE Bank from January 2001 through October 2002.  At the time, E*TRADE Bank was a $15 billion savings bank, the fifth largest OTS-regulated bank in the country.  Before joining E*TRADE, Fenton held several leadership positions, domestically and internationally, during his 15 years with Citicorp/Citibank (now Citigroup).  In his final role at Citi, Mr. Fenton was the CFO of the Travel and Business Strategic Business Unit, an operating unit of Citi Cards North America.  The business unit managed approximately three million accounts and $10 billion in credit card receivables and was responsible for the Citibank AAdvantage card, the premier co-branded airline reward card in the industry.  Mr. Fenton has extensive experience directing the business planning and annual budget  process in his roles at Citibank, Visa and E*TRADE.  Prior to his tenure at Citigroup, Mr. Fenton spent five years with PepsiCo in various finance roles, as well as two years at Price Waterhouse (now known as PricewaterhouseCoopers).  Mr. Fenton is a CPA (inactive license) and has an MBA in Finance from Pace University and a Bachelor of Science in Accounting from Ithaca College in Ithaca, New York.

Mark J. Martinez, Regional President and Senior Lending Officer

Mr. Martinez, age 47, is a seasoned community banker, having worked in the Denver banking industry since 1977.  He joined the Bank project as a full-time consultant in March 2006.  From March 2004 through March 2006, Mr. Martinez was responsible for the establishment and overall management of IronStone Bank operations in the state of Colorado, including retail, private banking, small business and commercial lines of business.  While at Heritage Banks from June 2002 through March 2004, Mr. Martinez was responsible for the management of several divisions and functional areas of the organization including mortgage lending, investment services, human resources, community relations, marketing, training, and facilities.  From January 2001 through June 2002, Mr. Martinez was Vice President with Merchants Mortgage & Trust Corporation.  He was responsible for the management and delivery of commercial and residential lending services for this locally-owned and privately held residential and commercial mortgage company. At Key Bank, from 1995 to 2001, he was responsible for delivering a full range of credit, depository, cash management, investment, insurance, leasing and e-commerce products to Colorado entrepreneurs through a 45 bank delivery system.  At Norwest from 1989 to 1995, he held several positions.   In his last position, he was responsible for building a portfolio of Commercial Banking clients with an emphasis in energy and mineral related loan and deposit relationships.  At Affiliated First Colorado Bank & Trust, from 1986 to 1989, he managed a commercial loan portfolio, handling all credit and depository needs of his clients.    Mr. Martinez has a Bachelor of Science degree in Business Administration with an emphasis in Accounting and Finance from Regis University.

 James C. Foster, Chairman Emeritus and Director of Hispanic Initiatives and Community Relations

Biographical information for Mr. Foster is set forth above under “Director Nominees.”

CORPORATE GOVERNANCE

Corporate Governance Principles and Board Matters

We are committed to having sound corporate governance principles, both at the holding company level and at Solera National Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a Conflict of Interest and Code of Ethics Policy, which, together with the policies referred to therein, is applicable to all of our directors, officers and employees and complies with the applicable provisions of the Securities Exchange Act of 1934 (the “Exchange Act”). The Conflict of Interest and Code of Ethics Policy covers all areas of professional conduct, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and directors to promptly report any violations of any of our policies. Copies of our Conflict of Interest and Code of Ethics Policy may be obtained by any person, without charge, upon written request to Solera National Bancorp, Inc., Attn: Robert J. Fenton, 319 S. Sheridan Blvd., Lakewood, Colorado 80226.

Board Independence

Our Board of Directors has determined that each of our current directors, except Messrs. Ferguson and Foster, is an “independent director” within the meaning of Rule 4200(a)(15) of the Nasdaq listing standards.  Mr. Ferguson currently serves as the Bank’s Chief Executive Officer and as our and the Bank’s President.  Mr. Foster currently serves as the Bank’s Director of Hispanic Initiatives and Community Relations and our and the Bank’s Chairman Emeritus.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board of Directors is composed of fifteen persons. We also have an Audit Committee, Compensation Committee, Nomination and Governance Committee and Executive Committee. The membership and the function of each of the committees are described below.

Regularly scheduled Board of Directors’ meetings for Solera National Bancorp, Inc. are held monthly.  Additional special meetings may be held as needed.  During the fiscal year 2007, our Board held twenty (20) meetings. Each director attended at least 75% of the total of all Board and applicable committee meetings, except for Robert M. Gallegos who attended 63%, Steve D. Gutterman who attended 58%, and Basil Sabbah who attended 64% of the meetings. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders’ meetings. As we only recently began operations, we did not hold an annual meeting last year.

Committees of Solera National Bancorp, Inc.

Audit Committee

The current members of the Audit Committee are Ray L. Nash (Chairman), Maria G. Arias, Robert M. Gallegos and Steve D. Gutterman.  The Audit Committee met four (4) times during fiscal year 2007.  The members of the Audit Committee are “independent directors” as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards as currently in effect and the financial literacy requirements under applicable SEC and Nasdaq rules.  The Board of Directors has determined that Mr. Nash qualifies as an audit committee financial expert under the definition outlined by the SEC.  A current copy of the Audit Committee charter is attached as Annex B to this proxy statement.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and risk assessment and risk management. The duties of the Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;

•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

•	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•	reviewing other risks that may have a significant impact on our financial statements;

•	preparing the Audit Committee report for inclusion in the annual proxy statement; and

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Compensation Committee

The current members of the Compensation Committee are Mark R. Smith (Chairman), Norma R. Akers, Joel S. Rosenstein and Kent C. Veio.  The Compensation Committee met five (5) times during fiscal year 2007.  The members of the Compensation Committee are “independent directors” as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards as currently in effect.  A current copy of the Compensation Committee charter is attached as Annex C to this proxy statement.

The Compensation Committee recommends to the Board of Directors the salaries of senior management, compensation paid to directors and the policies, terms and conditions of employment of all employees of Solera National Bancorp, Inc. and Solera National Bank. The committee assists senior management in indentifying candidates for available positions and coordinates efforts with legal counsel to create employee compensation plans, including the granting of stock options.  The committee is responsible for performance evaluations of senior management and for creating senior management compensation plans.  The committee reviews and recommends employee benefit plans, as proposed by management, to the Board of Directors.

Nomination and Governance Committee

The current members of the Nomination and Governance Committee are Kent C. Veio (Chairman), Rob L. Alvarado, Paul M. Ferguson and James C. Foster.  The Nomination and Governance Committee met three (3) times during fiscal year 2007.  A current copy of the Nomination and Governance Committee charter is attached as Annex D to this proxy statement.

The Nomination and Governance Committee reviews all Board-recommended and shareholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full Board of Directors as to which persons should be our Board’s nominees. Additionally, this committee is responsible for overseeing management continuity planning and developing and implementing the Company’s Corporate Governance Guidelines.  The committee has the following duties and responsibilities:

•

Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

•

Identify individuals believed to be qualified as candidates to serve on the Board of Directors of the Company and its subsidiaries and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

•	Review Director candidates submitted by shareholders in accordance with the policy set forth in the Company’s Certificate of Incorporation, as amended.

•	Monitor the orientation and continuing education program for Directors.

•

Review the Board of Director’s committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

•        Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

•        Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

•        Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

•        Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees.  Based on the results of the annual evaluation, as well as on any other matters the committee shall deem relevant, the committee shall make such recommendations to the Board of Directors regarding Board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the committee shall from time to time deem advisable or appropriate.

•        Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines.  The committee shall review the Guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

•        Perform any other activities consistent with the charter, the Company’s bylaws and governing law as the committee or the Board of Directors deem appropriate.

Executive Committee

The current members of the Executive Committee are James C. Foster (Chairman), Douglas Crichfield, Paul M. Ferguson, Ronald E. Montoya, Joel S. Rosenstein and Basil Sabbah.  The Executive Committee met two (2) times during fiscal year 2007 and does not operate pursuant to a written charter.

The Executive Committee meets as needed and, with certain exceptions, generally has the same powers as the Board of Directors in the management of our business affairs between Board meetings.  The Board of Directors will, from time to time, charge the Executive Committee with specific responsibilities and tasks as it deems appropriate.  The committee is not intended to act in place of the full Board, but rather in a support role, and the Executive Committee does not have the authority to exercise all of the Board’s powers; for example, the full Board of Directors generally reserves the right to execute extraordinary contracts such as mergers and acquisitions.  The committee will make recommendations to the Board of Directors regarding matters important to our overall management and strategic operation.

Shareholder Communications with our Board of Directors

Our Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors. Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Secretary at our principal executive offices located at 319 S. Sheridan Blvd. Lakewood, Colorado 80226. Any such communication must contain:

•	a representation that the shareholder is a beneficial holder of our capital stock;

•	the name and address, as they appear on our books, of the shareholder sending such communication; and

•	the number of shares of our capital stock that is beneficially owned by such shareholder.

The Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Consideration of Director Nominees

Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nomination and Governance Committee considers these requirements when recommending Board nominees. The Committee utilizes a variety of methods for identifying and evaluating nominees for director. It will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. When considering potential director candidates, the Committee also considers the candidate’s character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of Solera National Bank and the existing directors.

Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nomination and Governance Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

Shareholders wishing to make such a submission may do so by providing all information regarding the nominee that would be required under applicable proxy rules, including (in addition to the information required in our bylaws or by applicable law): (i) the full name and resident address of the nominee; (ii) the age of the nominee; (iii) the principal occupation of the nominee for the past five years; (iv) any current directorship held on public company boards; (v) the number of shares of our common stock held by the nominee, if any; and (vi) a signed statement of the nominee consenting to serve if elected. In addition, the shareholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is being made must provide (i) the name and address, as they appear on our books, of such shareholder and such beneficial owner, (ii) the class and number of shares of Solera National Bancorp, Inc. that are owned beneficially and of record by such shareholder and such beneficial owner, and (iii) any material interest of the shareholder and/or such beneficial owner in the nominee or the nominee’s election as a director. Such information should be sent to the Nomination and Governance Committee, Solera National Bancorp, Inc., c/o Secretary, 319 S. Sheridan Blvd., Lakewood, Colorado 80226.

No candidates for director nominations were submitted to the Nomination and Governance Committee by any shareholder in connection with the annual meeting. Any shareholder desiring to present a nomination for consideration prior to the 2009 annual meeting must do so in accordance with our policies and bylaws.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the Audit Committee assists our Board of Directors in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.

Our Board of Directors has determined that the members of the Audit Committee satisfy the independence requirements of the Securities and Exchange Commission and the Nasdaq listing standards.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2007, the Audit Committee had four (4) meetings. The Audit Committee’s regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent auditors for 2007, McGladrey & Pullen, LLP. Among other things, the Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee separately met with the independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2007 with management, and our independent auditors. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to McGladrey & Pullen, LLP, for audit and non-audit services. The Audit Committee concluded that the provision of services by McGladrey & Pullen, LLP is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions with management, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Ray L. Nash (Chairman)

Maria G. Arias

Robert M. Gallegos

Steve D. Gutterman

EXECUTIVE COMPENSATION

Compensation Philosophy

The duty of the Compensation Committee is to evaluate and make recommendations to the Board of Directors regarding the administration of the executive compensation program for Solera National Bancorp, Inc. and Solera National Bank. The Compensation Committee is responsible for recommending appropriate compensation goals for the executive officers of Solera National Bancorp, Inc., evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board with regard to executive compensation. Solera National Bancorp, Inc.’s compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives, and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Solera National Bancorp, Inc.’s executive officers, taking into account factors that it considers relevant, such as business conditions within and outside the industry, Solera National Bancorp, Inc.’s financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Solera National Bancorp, Inc.’s compensation programs for executive officers are described below.

Compensation Structure

The base compensation for the executive officers of Solera National Bancorp, Inc. named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing Solera National Bancorp, Inc.’s executive compensation program are:

•	to compensate the executive officers of Solera National Bancorp, Inc. fairly for their contributions to Solera National Bancorp, Inc.’s short, medium and long-term performance; and

•

to allow Solera National Bancorp, Inc. to attract, motivate and retain the management personnel necessary to Solera National Bancorp, Inc.’s success by providing an executive compensation program comparable to that offered by companies with which Solera National Bancorp, Inc. competes for management personnel.

Upon the opening of the Bank, the Company entered into employment agreements with each of the executive officers named in the Summary Compensation Table. Each employment agreement provides for a set base salary during the first year of the agreement, which may be increased upon review by the Board at the end of each year. The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, competitive market considerations and specific issues particular to Solera National Bancorp, Inc. Base salary level for executive officers of selected banks and bank holding companies of similar size are also taken into consideration in setting an appropriate base salary for the named executive officers. The base level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of Solera National Bancorp, Inc. to ensure that overall compensation is consistent with Solera National Bancorp, Inc.’s objectives and remains competitive within the area of Solera National Bancorp, Inc.’s operations. In setting the goals and measuring an executive’s performance against those goals, Solera National Bancorp, Inc. considers the performance of its competitors and general economic and market conditions. None of the factors included in Solera National Bancorp, Inc.’s strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt Solera National Bancorp, Inc.’s operations to specific business challenges and to reflect changing economic and marketplace conditions.

Annual Compensation

The annual compensation of the executive officers of Solera National Bank consists of a base salary. In the future, annual performance bonuses may be paid.

Stock Incentive Plan

The Board of Directors have approved the Solera National Bancorp, Inc. 2007 Stock Incentive Plan. Shareholders are being asked to approve the plan in Proposal Two of this proxy statement.  Stock options are currently the primary source of long-term incentive compensation for the executive officers and directors of Solera National Bancorp, Inc. and Solera National Bank. Each of the employees, executive officers, members of senior management and directors of Solera National Bancorp, Inc. and Solera National Bank is eligible to participate in the 2007 Stock Incentive Plan.

Employment Agreements

Compensation of the President and Chief Executive Officer

We have entered into an employment agreement with Paul M. Ferguson regarding his employment as President and Chief Executive Officer of Solera National Bank. The agreement commenced when the Bank opened for business on September 10, 2007 and continues in effect for a period of four (4) years (with certain exceptions). The agreement automatically renews for one-year terms at the completion of the initial four-year term.

Under the terms of the agreement, Mr. Ferguson receives a base salary of $195,000 per year. Following the initial term of the agreement (with certain exceptions), the base salary will be reviewed by the Bank’s Board of Directors and may be increased as a result of that review. Mr. Ferguson is eligible to participate in any executive incentive bonus plan and all other benefit programs that the Bank has adopted. Mr. Ferguson also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Ferguson with term life insurance coverage of approximately 1.5 times his annual salary.

Mr. Ferguson’s employment agreement provided for a sign-on bonus of $20,000 within 30 days of the Bank opening for business. Mr. Ferguson’s employment agreement also provides that the Company grant him options to acquire 2.5% of the shares of common stock issued in the initial public offering at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options. The Company granted 63,840 options.  If approved by the shareholders at the annual meeting on June 17, 2008, these options will be incentive stock options, subject to limitations imposed by the Internal Revenue Service, and would vest 25% on the first anniversary of the employment agreement, with the remainder of the options vesting ratably over the next 36 months of the employment agreement. The options will vest immediately upon a change in control of the Bank, as defined in the stock option agreement, or upon the death or disability of Mr. Ferguson.

In the event that Mr. Ferguson is terminated, or elects to terminate his employment, in connection with a “change of control,” Mr. Ferguson would be entitled to receive a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code (IRC) and, in general, means the executive’s annualized compensation over the prior five-year period.  In the event that any compensation payable is determined to be a “parachute payment” subject to excise taxes imposed by Section 4999 of the IRC or any successor provision, the Bank agrees to pay to Mr. Ferguson an additional sum in an amount such that the net amount retained by Mr. Ferguson is equal to the amount of the lump-sum payment.  If Mr. Ferguson’s employment is terminated for any reason other than for good cause, with the exception of substantially unsatisfactory job performance, within the first twelve months of the agreement, the Bank will be obligated to pay as severance, an amount equal to his base salary had he remained employed for twelve months following termination. Additionally, the agreement provides for severance of not less than 12 months if the Bank terminates the agreement for any reason other than for good cause after the first 12 months of the agreement. Upon disability or death, Mr. Ferguson or his estate will be entitled to three months of Mr. Ferguson’s base salary and the Bank shall provide or maintain health insurance benefits, at the Bank’s expense, for executive’s spouse for a period of 12 months.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the termination of Mr. Ferguson’s employment.

In reviewing the 2007 compensation of Mr. Ferguson, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Ferguson’s total compensation is reasonable and competitive based on the overall performance of Solera National Bancorp, Inc.

The Company entered into a consulting agreement effective November 1, 2006 with Mr. Ferguson. It was extended on April 1, 2007, June 30, 2007 and August 31, 2007.  In 2007, payments of $129,290 were made under the agreement.  The agreement terminated on September 10, 2007 when the Bank opened for business.

Compensation of the Chief Operating Officer and Chief Financial Officer

We have entered into an employment agreement with Robert J. Fenton regarding his employment as Chief Operating Officer and Chief Financial Officer of Solera National Bank. The agreement commenced when the Bank opened for business on September 10, 2007 and continues in effect for a period of three years (3) (with certain exceptions). The agreement automatically renews for one-year terms at the completion of the initial three-year term.

Under the terms of the agreement, Mr. Fenton receives a base salary of $175,000 per year. Following the initial term of the agreement (with certain exceptions), the base salary will be reviewed by the Bank’s Board of Directors and may be increased as a result of that review. Mr. Fenton is eligible to participate in any executive incentive bonus plan and all other benefit programs that the Bank has adopted. Mr. Fenton also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Fenton with term life insurance coverage of 1.15 times his annual salary.

Mr. Fenton’s employment agreement also provides that the Company grant him options to acquire 2.8% of the shares of common stock issued in the initial public offering at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options. The Company granted 71,502 options.  If approved by the shareholders at the annual meeting on June 17, 2008, these options will be incentive stock options, subject to limitations imposed by the Internal Revenue Service, and would vest 25% on the first anniversary of the employment agreement, with the remainder of the options vesting ratably over the next 36 months of employment. The options will vest immediately upon a change in control of the Bank, as defined in the stock option agreement, or upon the death or disability of Mr. Fenton.

In the event that Mr. Fenton is terminated, or elects to terminate his employment, in connection with a “change of control,” Mr. Fenton would be entitled to receive a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code (IRC) and, in general, means the executive’s annualized compensation over the prior five-year period.  In the event that any compensation payable is determined to be a “parachute payment” subject to excise taxes imposed by Section 4999 of the IRC or any successor provision, the Bank agrees to pay to Mr. Fenton an additional sum in an amount such that the net amount retained by Mr. Fenton is equal to the amount of the lump-sum payment.  If Mr. Fenton’s employment is terminated for any reason other than for good cause, with the exception of substantially unsatisfactory job performance, within the first twelve months of the agreement, the Bank will be obligated to pay as severance, an amount equal to his base salary had he remained employed for twelve months following termination. Additionally, the agreement provides for severance of not less than 12 months if the Bank terminates the agreement for any reason other than for good cause after the first 12 months of the agreement. Upon disability or death, Mr. Fenton or his estate will be entitled to three months of Mr. Fenton’s base salary and the Bank shall provide or maintain health insurance benefits, at the Bank’s expense, for executive’s spouse for a period of 12 months.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the termination of Mr. Fenton’s employment.

In reviewing the 2007 compensation of Mr. Fenton, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Fenton’s total compensation is reasonable and competitive based on the overall performance of Solera National Bancorp, Inc.

The Company entered into a consulting agreement effective April 1, 2005 with Mr. Fenton. It was extended on June 1, 2006, September 1, 2006, April 1, 2007, June 30, 2007 and August 31, 2007.  The agreement terminated on September 10, 2007 when the Bank opened for business. In 2007, payments of $236,214 were made under the agreement.

Compensation of the Regional President, Senior Lending Officer

We have entered into an employment agreement with Mark J. Martinez regarding his employment as Regional President, Senior Lending Officer of Solera National Bank. The agreement commenced when the Bank opened for business on September 10, 2007 and continues in effect for a period of three years (3) (with certain exceptions). The agreement automatically renews for one-year terms at the completion of the initial three-year term.

Under the terms of the agreement, Mr. Martinez receives a base salary of $180,000 per year. Following the initial term of the agreement (with certain exceptions), the base salary will be reviewed by the Bank’s Board of Directors and may be increased as a result of that review. Mr. Martinez is eligible to participate in any executive incentive bonus plan and all other benefit programs that the Bank has adopted. Mr. Martinez also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Martinez with term life insurance coverage of 1.12 times his annual salary.

Mr. Martinez’s employment agreement also provides that the Company grant him options to acquire 2.4% of the shares of common stock issued in the initial public offering at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options. The Company granted 61,288 options.  If approved by the shareholders at the annual meeting on June 17, 2008, these options will be incentive stock options, subject to limitations imposed by the Internal Revenue Service, and would vest 25% on the first anniversary of the employment agreement, with the remainder of the options vesting ratably over the next 36 months of employment. The options will vest immediately upon a change in control of the Bank, as defined in the stock option agreement, or upon the death or disability of Mr. Martinez.

In the event that Mr. Martinez is terminated, or elects to terminate his employment, in connection with a “change of control,” Mr. Martinez would be entitled to receive a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code (IRC) and, in general, means the executive’s annualized compensation over the prior five-year period.  In the event that any compensation payable is determined to be a “parachute payment” subject to excise taxes imposed by Section 4999 of the IRC or any successor provision, the Bank agrees to pay to Mr. Martinez an additional sum in an amount such that the net amount retained by Mr. Martinez is equal to the amount of the lump-sum payment.  If Mr. Martinez’s employment is terminated for any reason other than for good cause, with the exception of substantially unsatisfactory job performance, within the first twelve months of the agreement, the Bank will be obligated to pay as severance, an amount equal to his base salary had he remained employed for twelve months following termination. Additionally, the agreement provides for severance of not less than 12 months if the Bank terminates the agreement for any reason other than for good cause after the first 12 months of the agreement. Upon disability or death, Mr. Martinez or his estate will be entitled to three months of Mr. Martinez’s base salary and the Bank shall provide or maintain health insurance benefits, at the Bank’s expense, for executive’s spouse for a period of 12 months.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the termination of Mr. Martinez’s employment.

In reviewing the 2007 compensation of Mr. Martinez, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Martinez’s total compensation is reasonable and competitive based on the overall performance of Solera National Bancorp, Inc.

The Company entered into a consulting agreement effective October 19, 2005 with Mr. Martinez. It was extended on July 1, 2006, September 1, 2006, April 1, 2007, June 30, 2007 and August 31, 2007.  In 2007, payments of $125,962 were made under the agreement.  The agreement terminated on September 10, 2007 when the Bank opened for business.

Compensation of the Director of Hispanic Initiatives and Community Relations

We have entered into an employment agreement with James C. Foster regarding his employment as Director of Hispanic Initiatives and Community Relations of Solera National Bank. The agreement commenced when the Bank opened for business on September 10, 2007 and continues in effect for a period of three years (3) (with certain exceptions). The agreement automatically renews for one-year terms at the completion of the initial three-year term.

Under the terms of the agreement, Mr. Foster receives a base salary of $80,000 per year. Following the initial term of the agreement (with certain exceptions), the base salary will be reviewed by the Bank’s Board of Directors and may be increased as a result of that review. Mr. Foster is eligible to participate in any executive incentive bonus plan and all other benefit programs that the Bank has adopted. Mr. Foster also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Foster with term life insurance coverage of two (2) times his annual salary.

Mr. Foster’s employment agreement also provides that the Company grant him options to acquire 3.2% of the shares of common stock issued in the initial public offering at an exercise price of $10.00 per share, exercisable within ten (10) years from the date of grant of the options. The Company granted 81,716 options.  If approved by the shareholders at the annual meeting on June 17, 2008, these options will be incentive stock options, subject to limitations imposed by the Internal Revenue Service, and would vest 25% on the first anniversary of the employment agreement, with the remainder of the options vesting ratably over the next 36 months of employment. The options will vest immediately upon a change in control of the Bank, as defined in the stock option agreement, or upon the death or disability of Mr. Foster.

In the event that Mr. Foster is terminated, or elects to terminate his employment, in connection with a “change of control,” Mr. Foster would be entitled to receive a cash lump-sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code (IRC) and, in general, means the executive’s annualized compensation over the prior five-year period.  In the event that any compensation payable is determined to be a “parachute payment” subject to excise taxes imposed by Section 4999 of the IRC or any successor provision, the Bank agrees to pay to Mr. Foster an additional sum in an amount such that the net amount retained by Mr. Foster is equal to the amount of the lump-sum payment.  If Mr. Foster’s employment is terminated for any reason other than for good cause, with the exception of substantially unsatisfactory job performance, within the first twelve months of the agreement, the Bank will be obligated to pay as severance, an amount equal to his base salary had he remained employed for twelve months following termination. Additionally, the agreement provides for severance of not less than 12 months if the Bank terminates the agreement for any reason other than for good cause after the first 12 months of the agreement. Upon disability or death, Mr. Foster or his estate will be entitled to three months of Mr. Foster’s base salary and the Bank shall provide or maintain health insurance benefits, at the Bank’s expense, for executive’s spouse for a period of 12 months.

The agreement also generally provides non-competition and non-solicitation provisions that would apply for a period of one year following the termination of Mr. Foster’s employment.

In reviewing the 2007 compensation of Mr. Foster, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Foster’s total compensation is reasonable and competitive based on the overall performance of Solera National Bancorp, Inc.

The Company entered into a consulting agreement effective April 1, 2005 with Mr. Foster. It was extended on June 1, 2006, September 1, 2006, April 1, 2007, June 30, 2007 and August 31, 2007.  The agreement terminated on September 10, 2007 when the Bank opened for business.  In 2007, payments of $126,538 were made under the agreement.  The agreement terminated on September 10, 2007 when the Bank opened for business.

Consulting Agreements

There are no consulting agreements in place for the executive officers. Prior to the Bank opening, each of the executives entered into consulting agreements which are detailed above in the section entitled “Employment Agreements.”

Executive Compensation Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of the four other most highly compensated officers. Section 162(m) specifically exempts certain performance-based compensation from the deduction limit. The Board of Directors and Compensation Committee generally intends to limit non-performance based compensation and grant awards under the 2007 Stock Incentive Plan, consistent with terms of Section 162(m) so that the awards will not be subject to the $1,000,000 deductibility limit.

2007 Executive Compensation

Summary of Cash and Certain Other Compensation

The following table sets forth for each of our named executive officers: (i) the dollar value of base salary and bonus earned during the year ended December 31, 2007; (ii) for options outstanding to each named executive officer, the dollar amount recognized in 2007 by the Company for such options in accordance with FAS 123(R); (iii) the dollar value of earnings for services pursuant to awards granted during the year under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during the year; (v) all other compensation for the year; and, finally, (vi) the dollar value of total compensation for the year.  The table does not include certain fringe benefits made available on a nondiscriminatory basis to all of our employees, such as group health insurance, dental insurance, professional memberships and dues, vacation and sick leave.  In addition, we may make available benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance.  The aggregate value of such benefits in the case of each executive officer listed in the table below, which cannot be precisely ascertained but which is less than $10,000 for each such executive officer, is not included.

Summary Compensation Table

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Paul M. Ferguson Chief Executive Officer, President	2007	52,891	20,000	—	11,884	—	—	149,526	(3)	234,301

Robert J. Fenton Chief Financial Officer, Chief Operating Officer	2007	46,580	—	—	13,310	—	—	236,450	(4)	296,340

Mark J. Martinez Regional President, Senior Lending Officer	2007	50,262	—	—	11,408	—	—	126,198	(5)	187,868

James C. Foster, Chairman Emeritus and Director of Hispanic Initiatives and Community Relations (6)	2007	23,241	—	—	15,211	—	—	126,704	(7)	165,156

(1)    Information for fiscal 2006 is excluded in the table because we were not a reporting company at any time during that year.

(2)    The amounts reported in this column for each officer reflect the compensation costs for financial statement reporting purposes for the year under FAS 123R for stock options granted in and prior to the year.  These are not amounts paid to or realized by the officer.  Assumptions used in calculation of these compensation costs are included in Note 10 of the Notes to Consolidated Financial Statements in the 2007 Form 10-KSB.

(3)    Includes $145,750 paid as consulting fees before the Bank opened for business, $3,540 paid as housing reimbursement and $236 for life and disability insurance premiums.

(4)    Includes $236,214 paid as consulting fees before the Bank opened for business and $236 for life and disability insurance premiums.

(5)    Includes $125,962 paid as consulting fees before the Bank opened for business and $236 for life and disability insurance premiums.

(6)    Mr. Foster served as our Chairman and as an executive officer during the fiscal year ended December 31, 2007.  He is no longer considered an executive officer in connection with his appointment as Chairman Emeritus in November 2007, but he remains a key employee as our Chairman Emeritus and Director of Hispanic Initiatives and Community Relations.

(7)    Includes $126,538 paid as consulting fees before the Bank opened for business and $166 for life and disability insurance premiums.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option awards held by the named executive officers at December 31, 2007, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.  There were no stock awards outstanding as of December 31, 2007.

Outstanding Equity Awards at December 31, 2007 Year-End Table

(Executive Officers)

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Paul M. Ferguson	—	56,570	(1)	—	$10.00	09/10/2017
	—	7,270	(2)	—	$10.00	12/31/2017

Robert J. Fenton	—	63,359	(1)	—	$10.00	09/10/2017
	—	8,143	(2)	—	$10.00	12/31/2017

Mark J. Martinez	—	54,308	(1)	—	$10.00	09/10/2017
	—	6,980	(2)	—	$10.00	12/31/2017

James C. Foster	—	72,410	(1)	—	$10.00	09/10/2017
	—	9,306	(2)	—	$10.00	12/31/2017

(1)    Twenty-five percent (25%) of these options vest on 9/10/2008 with the remainder of the options vesting ratably over the next 36 months.

(2)    Twenty-five percent (25%) of these options vest on 12/31/2008 with the remainder of the options vesting ratably over the next 36 months.

DIRECTOR COMPENSATION

Meetings of our Board of Directors are held regularly each month. We do not currently make cash payments to directors for any service provided as a director, although all directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.  Under the 2007 Stock Incentive Plan, directors may be compensated for their service to the Company with non-statutory stock options. We intend to begin compensating our directors with cash payments for their service once Solera National Bancorp, Inc. and Solera National Bank become profitable.

Summary Compensation Table - Directors

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Non qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Norma R. Akers	—	—	704	—	—	—	704
Rob L. Alvarado	—	—	704	—	—	—	704
Maria G. Arias	—	—	704	—	—	—	704
Douglas Crichfield	—	—	704	—	—	—	704
Paul M. Ferguson(1)	—	—	—	—	—	—	—
James C. Foster(1)	—	—	—	—	—	—	—
Robert M. Gallegos	—	—	704	—	—	—	704
Steve D. Gutterman	—	—	704	—	—	—	704
Ronald E. Montoya	—	—	985	—	—	—	985
Ray L. Nash	—	—	704	—	—	—	704
Joel S. Rosenstein	—	—	704	—	—	—	704
Basil Sabbah	—	—	704	—	—	—	704
F. Stanley Sena	—	—	704	—	—	—	704
Mark R. Smith	—	—	704	—	—	—	704
Kent C. Veio	—	—	704	—	—	—	704

(1)    Employee directors do not receive compensation as directors. Please see executive compensation tables for information concerning Messrs. Ferguson and Foster.

(2)    Amounts reported in this column constitute the compensation cost recognized in 2007 of all outstanding and unvested option awards for the named director, calculated in accordance with the Company’s valuation under FAS 123R for purposes of its financial statement reporting.  The valuation shown in this column is based on the grant date fair value of each award determined pursuant to FAS 123R, using a Black-Scholes-Merton pricing model with assumptions made as more fully described in Note 10 of the financial statement footnotes in the Company’s Form 10-KSB. Our use of the Black-Scholes-Merton model does not necessarily mean we believe or acknowledge that it can accurately determine the actual value of options on the date that they will finally be exercised, if at all. The actual value of an option, if any, will depend on the future market price of the Company’s common stock and the option holder’s individual exercise and sale decisions, neither of which can be predicted with any degree of certainty.

        As of December 31, 2007, each non-employee director had the following number of option awards outstanding:  Ms. Akers – 5,000 options; Mr. Alvarado – 5,000 options; Ms. Arias – 5,000 options; Mr. Crichfield – 5,000 options; Mr. Gallegos – 5,000 options; Mr. Gutterman – 5,000 options; Mr. Montoya – 7,000 options; Mr. Nash – 5,000 options; Mr. Rosenstein – 5,000 options; Mr. Sabbah – 5,000 options; Mr. Sena – 5,000 options; Mr. Smith – 5,000 options; and Mr. Veio – 5,000 options.  Additional information concerning the security ownership of our directors is set forth in this proxy statement under “Security Ownership of Beneficial Owners and Management.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Under Section 402 of the Sarbanes-Oxley Act of 2002, it is now unlawful for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are (i) made available by the issuer in the ordinary course of the issuer’s consumer credit business; (ii) of a type generally made available by such issuer to the public; and (iii) made by the issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

Section 402 also does not apply to loans by an insured depository institution, such as Solera National Bank, if the loan is subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O. We believe that all related transactions comply with Section 402 of the

Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

Certain of our officers, directors and principal shareholders and their affiliates have had transactions with Solera National Bank, including borrowings and investments in certificates of deposit. Our management believes that all such loans and investments have been and will continue to be made in the ordinary course of business of Solera National Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (the “10% Shareholders”), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Our officers, directors and 10% Shareholders are required by the Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on review of copies of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Shareholders were timely met.

PROPOSAL TWO:

APPROVAL OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN

Background

The Board of Directors has adopted our 2007 Stock Incentive Plan, as amended (the “Plan”), with an effective date of September 10, 2007.  A copy of the Plan, for which shareholder approval is sought, is set forth in Annex A to this proxy statement.  The Plan allows for the grant of stock options to Solera National Bancorp, Inc.’s and Solera National Bank’s employees, officers, directors and non-employee consultants. Approximately 30 employees and directors were eligible to participate in the Plan as of the date of this proxy statement.

The Board of Directors believes that it would be in the Company’s best interest for the shareholders to approve the adoption of the Plan.  If approved by shareholders, the options already granted under the Plan would remain unchanged.  If the Plan is not approved, all incentive stock options (“ISOs”) granted to employees prior to June 17, 2008 would become non-qualified stock options (“NQSOs”) rather than incentive stock options.

The Plan is intended to promote shareholder value by (a) enabling Solera National Bancorp, Inc. (“Company”), and its affiliates to attract and retain the best available individuals for positions of substantial responsibility; (b) providing additional incentive to such persons by affording them an equity participation in the Company; (c) rewarding those directors, executive officers, employees, and non-employee shareholders for their contributions to the Company or Solera National Bank (“Bank”); and (d) promoting the success of the Company’s business by aligning the financial interests of directors, executive officers and employees providing personal services to the Company or its affiliates with long-term shareholder value.

The following discussion of the principal features and effects of the Plan is qualified in its entirety by reference to the text of the Plan, as set forth in Annex A attached hereto.

Administration

The Plan is administered by the Compensation Committee; a committee of the Board of Directors.  The Compensation Committee selects the employees and directors to be granted options under the Plan and, subject to the provisions of the Plan, determines the terms and conditions and number of shares subject to each option award.

Shares Subject to the Plan

The Plan authorized the granting of either ISOs or NQSOs to purchase in the aggregate up to 510,734 shares of the Company’s common stock.  The shares available for issuance will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of the Company’s common stock.  Shares subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted under the Plan will be restored to the number of shares available for issuance under the Plan.  As of the date of this proxy statement, 397,346 shares were granted and unexercised and 113,388 shares of Common Stock remain available for grant of options under the Plan.

Eligibility

Any of the Company’s or Bank’s employees shall be eligible to receive ISOs and NQSOs under the Plan.  NQSOs may be granted to employees as well as non-employee directors as determined by the Compensation Committee.  The Compensation Committee shall have the power to select the other individuals performing services for or making contributions to the Company and its Affiliates who may participate in the Plan and be granted Options under the Plan.  However, only employees may be granted ISOs under the Plan.  Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

Each grant of options shall be evidenced by an option agreement, and each option agreement shall (i) specify whether the option is an ISO or a NQSO and (ii) incorporate such other terms and conditions as the Board acting in its absolute discretion deems consistent with the terms of the Plan, including, without limitation, a restriction on the number of shares of common stock subject to the option which first becomes exercisable during any calendar year.

To the extent that (i) the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Options designated as ISOs are exercisable for the first time by any employee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, or (ii) an ISO does not meet any other requirement to be an “incentive stock option” within the meaning of Section 422 of the Code, such Options, or portions thereof, shall be treated as NQSOs.  This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

Exercise Price of Options

The Exercise Price per share of Stock under an Option shall be determined by the Compensation Committee in its sole discretion; provided however that the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value on the date that such Option is granted and, in the case of an ISO granted to a Controlling Participant, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date that such Option is granted.  The Fair Market Value is the last reported sale price of a share of the Stock under the quotation system under which the sale price is reported or, if no sale occurs on that date, the average of the reported closing bid and asked prices on that date under the quotation system under which the bid and asked prices are reported.

Terms

The term of an Option shall be fixed by the Compensation Committee, in its sole discretion, in each Stock Option Agreement; provided however that for any Option to qualify as an ISO, the Option shall expire not more than ten years from the date the Option is granted and, in the case of a Controlling Participant, not more than five years from the date the Option is granted.

Exercise of Options

An Option may be exercised at any time during the term of the Option as stipulated in the Option Agreement.  The Exercise Price shall be paid in full at the time the Option is exercised.  The Exercise Price shall be payable either in (i) United States dollars in cash or by check, bank draft, money order or wire transfer of good funds payable to the Company; (ii) upon conditions established by the Compensation Committee, by delivery of shares of Stock owned by the Participant for at least six (6) months prior to the date of exercise; or (iii) by a combination of (i) and (ii).  A broker assisted exercise shall be deemed to be an exercise for cash under clause (i) of the preceding sentence.

Tax Consequences

As a condition to the exercise of any Option, the Company shall have the right to require that the Participant exercising the Option (or the recipient of any shares of Stock) remit to the Company an amount calculated by the Company to be sufficient to satisfy applicable federal, state, foreign or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any certificate evidencing shares of Stock.  If permitted by the Company, either at the time of the grant of the Option or in connection with its exercise, the Participant may satisfy applicable withholding tax requirements by delivering a number of whole shares of Stock owned by the Participant for at least six (6) months prior to the date of exercise and having a Fair Market Value (determined on the date that the amount of tax to be withheld is to be fixed) at least equal to the aggregate amount required to be withheld.

In the case of an ISO, the Compensation Committee may require as a condition of exercise that the Participant exercising the Option agree to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise.

Non-Qualified Stock Options

Under the current tax rules, NQSO granted under the Plan will not be taxable to a participant at grant, but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income.

Incentive Stock Options

Under the current tax rules, an employee will generally not recognize ordinary income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of our common stock received on exercise of the ISO for one year after the date of exercise (and for two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO. If an employee exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one- and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

Amendment

The Compensation Committee may amend, alter, suspend, or terminate the Plan or any portion hereof at any time; provided that no such amendment, alteration, suspension or termination shall be made without the approval of the shareholders of the Company if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Board of Directors deems it necessary or desirable to qualify or comply.  No amendment, suspension or termination of the Plan shall adversely affect the right of any existing Participant with respect to any Option theretofore granted, as determined by the Committee, without such Participant’s written consent.

Unless earlier terminated, the Plan shall remain in effect until all shares issuable under the Plan have been purchased or acquired in accordance with the Plan.  In no event may any Options be granted under the Plan more than ten (10) years after the earlier of the date on which the Plan is adopted or the date on which the Plan is approved by the shareholders of the Company.  Such termination by lapse of time shall not effect the validity or terms of any Option then outstanding or the ability of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Option or to waive any conditions or rights under any such Option for so long as the Option is outstanding.

New Plan Benefits

The Compensation Committee has not made any determination with respect to future awards under the Plan, and any allocation of such awards will be made only in accordance with the provisions of the Plan.  Because awards under the Plan are subject to the discretion of the Compensation Committee, awards under the Plan for the current or any future year are not determinable.  Future option exercise prices under the Plan are not yet determinable because they will be based upon the fair market value of our common stock on the date of grant.  Of the persons eligible to receive grants under the Plan, the following persons received option grants in 2007 as follows:

Name and Position	Number of Shares Underlying Options(1)
Paul M. Ferguson, President and CEO	63,840
Robert J. Fenton, Executive Vice President, CFO, COO	71,502
Mark J. Martinez, Regional President, Senior Lending Officer	61,288
James C. Foster, Director, Chairmen Emeritus, Director of Hispanic Initiatives and Community Relations	81,716
Non-Executive Director Group	72,000
Non-Executive Employee and Officer Group	47,000
Total Granted	397,346

Total Available for Future Grants	113,388

(1)                         If the Plan is approved by shareholders, the options already granted under the Plan to employees will qualify as ISOs, subject to limitations imposed by the Internal Revenue Service.  If the Plan is not approved by shareholders, such options will be NQSOs.  All outstanding options were granted at an exercise price of $10.00 per share.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents securities authorized for issuance under equity compensation plans at December 31, 2007.  Our 2007 Stock Incentive Plan, which is the subject of shareholder approval in Proposal Two, is our only plan.

Equity Compensation Plan Information Table

	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders (1)	397,346	$10.00	113,388
Total	397,346	$10.00	113,388

(1)    2007 Stock Incentive Plan, which is being presented for shareholder approval at the 2008 Annual Meeting.

Vote Required

Approval of the 2007 Stock Incentive Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the 2007 Stock Incentive Plan.

PROPOSAL THREE:

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

 The Audit Committee has selected McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2008 and has further directed that management submit the selection of independent accountants for ratification by our shareholders at the annual meeting.  Representatives of McGladrey & Pullen, LLP will be available at the annual meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

Shareholder ratification of the selection of McGladrey & Pullen, LLP as our independent accountants is not required by our bylaws or otherwise. However, we are submitting the selection of McGladrey & Pullen, LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain McGladrey & Pullen, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that a change would be in the best interests of our company and shareholders.

Vote Required

Ratification of the selection of McGladrey & Pullen, LLP requires the affirmative vote of a majority of the shares present and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the selection of McGladrey & Pullen, LLP as our independent accountants for 2008.

Principal Auditor Fees and Services

The following table shows the fees incurred by us for the audit and other services provided by our auditor, McGladrey & Pullen, LLP, for the fiscal years 2007 and 2006.

	2007	2006
Audit fees	$104,000	$35,000
Audit-related fees	5,000	15,000
Tax fees	—	—
All other fees	—	—

Total	$109,000	$50,000

As defined by the Securities and Exchange Commission, (i) “Audit Fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Form 10-QSB and Form 10-KSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable Securities and Exchange Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the Commission’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters that are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

Except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Our 2009 annual meeting of shareholders is expected to be held in June of 2009.  Shareholder proposals that are intended to be included in our proxy materials for the 2009 annual meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by our Secretary no later than January 2, 2009.  Proposals should be delivered to Solera National Bancorp, Inc., 319 S. Sheridan Blvd., Lakewood, CO  80226, Attn:  Robert J. Fenton.  A shareholder proposal not included in our proxy statement for the 2009 annual meeting will be ineligible for presentation at the meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary at our principal executive offices and otherwise complies with the provisions in our bylaws.  Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of shareholders or the date specified by an overriding advance notice provision in the Company’s bylaws. Our bylaws do not contain such an advance notice provision.  Accordingly, for our 2009 annual meeting, shareholders’ written notices must be received by us before March 18, 2009 for any proposal a shareholder wishes to bring before the meeting but for which such shareholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy.

ADDITIONAL INFORMATION

A copy of our 2007 Annual Report on Form 10-KSB is being mailed with this proxy statement to each shareholder of record. Shareholders not receiving a copy of the annual report may obtain one without charge. Requests and inquiries should be addressed to: Solera National Bancorp, Inc., 319 S. Sheridan Blvd., Lakewood, Colorado 80226, Attn: Robert J. Fenton or at (303) 202-0933.

Whether you intend to be present at the annual meeting or not, we urge you to vote by the Internet, facsimile or by signing and mailing the enclosed proxy card promptly.

By Order of the Board of Directors,

/s/ Robert J. Fenton
Robert J. Fenton
Secretary

Lakewood, Colorado

April 29, 2008

Annex A

SOLERA NATIONAL BANCORP, INC.

2007 STOCK INCENTIVE PLAN

AMENDED 4/17/2008

1.             PURPOSE

The 2007 Stock Incentive Plan (“Plan”) is intended to promote shareholder value by (a) enabling Solera National Bancorp, Inc. (“Company”), and its affiliates to attract and retain the best available individuals for positions of substantial responsibility; (b) providing additional incentive to such persons by affording them an equity participation in the Company; (c) rewarding those directors, executive officers, employees, and non-employee shareholders for their contributions to the Company or Solera National Bank (“Bank”); and (d) promoting the success of the Company’s business by aligning the financial interests of directors, executive officers and employees providing personal services to the Company or its affiliates with long-term shareholder value.

2.             DEFINITIONS

(A)          “Act” means the Securities Exchange Act of 1934, as amended, or any successor provisions.

(B)           “Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) an entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under the Act, (iv) any Subsidiary and (v) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board of Directors as being a participant employer in the Plan.  For purposes of this Plan and without further designation by the Board of Directors, the Bank shall be deemed an Affiliate.

(C)           “Bank” means Solera National Bank, a national banking association.

(D)          “Board of Directors” means the board of directors of the Company.

(E)           “Change of Control” means:

(i)            the acquisition by any individual, entity or “group,” within the meaning of  section 13(d)(3) or section 14(d)(2) of the Act (other than the current members of the boards of directors of the Company or the Bank or any of their descendants, the Company, the Bank, or any savings, pension or other benefit plan for the benefit of the employees of the Company or subsidiaries thereof) (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of voting securities of the Company or the Bank where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the Company’s or Bank’s then outstanding capital stock then entitled to vote generally in the election of directors;

(ii)           within any twelve-month period, the persons who were directors of the Company immediately before the beginning of the twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors; provided that any individual becoming a director subsequent to the beginning of such twelve-month whose election, or nomination for election by the Company’s shareholders, was approved by at least two-thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director unless such individual’s initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act);

(iii)          a reorganization, merger, consolidation or other corporate transaction involving the Company or the Bank, in each case, with respect to which the shareholders of the Company or the Bank, respectively, immediately prior to such transaction do not, immediately after the transaction, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities;

(iv)          the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party;

(v)           a dissolution or liquidation of the Company or the Bank; or

(vi)          any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) – (v), as determined by the Board of Directors.

(F)           “Code” means the Internal Revenue Code of 1986, as amended, or any successor provisions.

(G)           “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Section 4(A).  If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.  The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of two or more members of the Board of Directors who are each “outside directors” as defined in Treas. Reg. section 1.162-27(e)(3) as promulgated by the Internal Revenue Service and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Act.

(H)          “Company” means Solera National Bancorp, Inc., a Delaware corporation and registered bank holding company, and except as otherwise specified in this Plan in a particular context, any successor thereto, whether by merger, consolidation, purchase of all or substantially all of its assets or otherwise.

(I)            “Controlling Participant” means any person who, immediately before an Option is granted to that particular person, directly or indirectly (within the meaning of section 424 of the Code and the regulations promulgated thereunder) possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.  The determination of whether an person is a Controlling Participant shall be made in accordance with sections 422 and 424 of the Code, or any successor provisions, and the regulations promulgated thereunder.

(J)            “Exercise Price” means the price at which a share of Stock may be purchased by a Participant pursuant to the exercise of an Option, as specified in the respective Stock Option Agreement.

(K)          “Fair Market Value” on any date with respect to the Stock means:

(i)            if the Stock is listed on a national securities exchange, the last reported sale price of a share of the Stock on such exchange or, if no sale occurs on that date, the average of the reported closing bid and asked prices on that date,

(ii)           if the Stock is otherwise publicly traded, the last reported sale price of a share of the Stock under the quotation system under which the sale price is reported or, if no sale occurs on that date, the average of the reported closing bid and asked prices on that date under the quotation system under which the bid and asked prices are reported,

(iii)          if no such last sales price or average of the reported closing bid and asked prices are available on that date, the last reported sale price of a share of the Stock, or if no sale takes place, the average of the reported closing bid and asked prices as so reported for the immediately preceding business day (a) on the national securities exchange on which the Stock is listed or (b) if the Stock is otherwise publicly traded, under the quotation system under which such data are reported, or

(iv)          if none of the prices described above is available, the value of a share of the Stock as reasonably determined in good faith by the Committee in a manner that it believes to be in accordance with the Code.

In determining the Fair Market Value of a share of Stock in connection with the issuance of an ISO (as defined below), the Fair Market Value shall be determined without regard to any restriction, other than a restriction that, by its terms, will never lapse.

(L)           “ISO” means an Option (or portion thereof) intended to qualify as an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision.

(M)         “NQSO” means an Option (or portion thereof) that is not intended to, or does not, qualify as an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision.

(N)          “Option” means the right of a Participant to purchase shares of Stock in accordance with the terms of this Plan and the Stock Option Agreement between such Participant and the Company.

(O)          “Parent” means a parent corporation, if any, with respect to the Company, as defined in section 424(e) of the Code and regulations promulgated or rulings issued thereunder.

(P)           “Participant” means any person to whom an Option has been granted pursuant to this Plan and who is a party to a Stock Option Agreement.

(Q)          “Stock” means the common stock of the Company, par value $0.01 per share.

(R)           “Stock Option Agreement” means an agreement by and between a Participant and the Company setting forth the specific terms and conditions under which Stock may be purchased by such Participant pursuant to the exercise of an Option.  Such Stock Option Agreement shall be subject to the provisions of this Plan (which shall be incorporated by reference therein) and shall contain such provisions as the Board of Directors, in its sole discretion, may authorize.

(S)           “Subsidiary” means a subsidiary corporation of the Company, as defined in section 424(f) of the Code and regulations promulgated or rulings issued thereunder.

(T)           “Termination Date” means the date on which the Participant ceased to be an employee of the Company or any Affiliate; provided however, that with respect to an ISO, it means the date on which the Participant ceased to be an employee of the Company or any Parent or Subsidiary.

3.             SHARES AVAILABLE UNDER THE PLAN

(A)          Shares Subject to the Plan.  Subject to adjustment in accordance with the provisions of this Section 3, the total number of shares of Stock as to which Options may be granted shall be 510,734 shares.  Of the shares available for grant under the Plan, up to a maximum of 510,734 Shares are specifically set aside for the purpose of granting ISOs under the Plan.  Stock issued under the Plan may be either authorized but unissued shares or shares that have been reacquired by the Company.  Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares of Stock available for Options under the Plan.

(B)           Forfeited Awards.  In the event that any outstanding Option under the Plan for any reason expires unexercised, is forfeited or is terminated prior to the end of the period during which Options may be issued under the Plan, the shares of Stock allocable to the unexercised portion of such Option that has expired, been forfeited or been terminated shall become available for future issuance under the Plan.

(C)           Shares Used to Pay Exercise Price and Taxes.  Shares of Stock delivered to the Company to pay the Exercise Price of any Option or to satisfy the Participant’s income tax withholding obligation shall become available for future issuance under the Plan.

(D)          Adjustments on Changes in Stock.  In the event of any change in the outstanding shares of Stock by reason of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spinoff, combination or exchange of shares or other corporate change, the Committee, in its sole discretion, may make such substitution or adjustment, if any, as it deems to be equitable and appropriate, as to: (i) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3(A); (ii) the number or kind of shares subject to an Option; (iii) subject to the limitation contained in Section 6(P), the Exercise Price applicable to an Option; (iv) any measure of performance that relates to an Option in order to reflect such change in the Stock and/or (v) any other affected terms of any Option; provided however, that no adjustment shall occur with respect to an ISO unless: (y) the excess of the aggregate Fair Market Value of the shares of Stock subject to the ISO immediately after any such adjustment over the aggregate Exercise Price of such shares is not more than the excess of the aggregate Fair Market Value of all shares subject to the ISO immediately prior to such adjustment over the Exercise Price of all shares subject to the ISO; and (z) the new or adjusted ISO does not grant the Participant additional benefits that the Participant did not previously have.

4.             ADMINISTRATION

(A)          Procedure.  The Plan shall be administered, construed and interpreted by the Committee, as such Committee is from time to time constituted, or any successor committee the Board of Directors may designate to administer the Plan.  The Committee may delegate any of its powers and duties to appropriate officer(s) of the Company in accordance with guidelines established by the Committee from time to time.

(B)           Powers of the Committee.  Subject to the other provisions of the Plan, the Committee shall have all powers vested in it by the terms of the Plan as set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein): (i) to select those persons to be granted Options under the Plan; (ii) to determine the type, size and terms of the Option to be granted to each individual selected; (iii) to modify the terms of any Option that has been granted; (iv) to determine the time when Options will be granted; (v) to establish performance objectives; (vi) to determine the Fair Market Value of the Stock under Section 2(K)(iv); (vii) to interpret the Plan and decide any questions and settle all controversies or disputes that may arise in connection with the Plan; (viii) to adopt, amend and rescind rules and regulations relating to the Plan; (ix) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms, in its sole and absolute discretion, from time to time; (x) to accelerate or defer (with the consent of the Participant) the vesting period or exercise date of any Option; (xi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; and (xii) to make all other determinations and perform all other acts necessary or advisable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent that it shall deem desirable to carry the Plan or any Option into effect.

(C)           Effect of Decision of the Committee and Board of Directors.  All decisions, determinations, actions and interpretations of the Committee (or its delegate as permitted herein) or the Board of Directors (or its delegate as permitted herein) in the administration of the Plan shall lie with the Committee and the Board of Directors, respectively, within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned; provided that the Committee or the Board of Directors, as applicable, may, in its sole and absolute discretion, overrule an action, decision, determination or interpretation of a person to whom it has delegated authority.

(D)          Liability of Board of Directors or the Committee.  No member of the Board of Directors or Committee or any officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Board of Directors or Committee or any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.  The members of the Board of Directors and Committee and officers of the Company shall be entitled to indemnification in connection with the performance of their respective duties under the Plan to the extent provided in the articles of incorporation or bylaws of the Company or otherwise by law.

5.             ELIGIBILITY

Consistent with the purposes of the Plan, the Committee shall have the power (except as may be delegated as permitted herein) to select the employees and other individuals performing services for or making contributions to the Company and its Affiliates who may participate in the Plan and be granted Options under the Plan.  Only persons who are employees of the Company or a Parent or a Subsidiary shall be eligible to receive ISO awards under the Plan.  For purposes of this Plan, the term “employee” means an individual employed by the Company or a Subsidiary whose income from those entities is subject to Federal Income Contributions Act (“FICA”) withholding.

6.             TERMS AND CONDITIONS APPLICABLE TO OPTIONS UNDER THE PLAN

Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as the Board of Directors shall, from time to time, approve, which agreements shall in substance include or incorporate, comply with and be subject to the following terms and conditions (except as necessary to conform to the requirements of law, including the laws of the jurisdiction where the Participant resides):

(A)          Medium and Time of Payment.  The Exercise Price shall be paid in full at the time the Option is exercised.  The Exercise Price shall be payable either in (i) United States dollars in cash or by check, bank draft, money order or wire transfer of good funds payable to the Company; (ii) upon conditions established by the Committee, by delivery of shares of Stock owned by the Participant for at least six (6) months prior to the date of exercise; or (iii) by a combination of (i) and (ii).  A broker assisted exercise shall be deemed to be an exercise for cash under clause (i) of the preceding sentence.

(B)           Number of Shares. The total number of shares to which each Option pertains shall be designated in the Stock Option Agreement at the time of grant.

(C)           Designation of Option.  Each Option shall be designated in the Stock Option Agreement as either an ISO or a NQSO and, in the absence of such designation, shall be deemed to be a NQSO.  In the event that a person is granted concurrently an ISO and a NQSO, such Options shall be evidenced by separate Stock Option Agreements.  However, notwithstanding such designations, to the extent that (i) the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Options designated as ISOs are exercisable for the first time by any employee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, or (ii) an ISO does not meet any other requirement to be an “incentive stock option” within the meaning of section 422 of the Code, such Options, or portions thereof, shall be treated as NQSOs.  For purposes of this section, Options shall be taken into account in the order in which they were granted.

(D)          Exercise Price.  The Exercise Price per share of Stock under an Option shall be determined by the Committee in its sole discretion; provided however that the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value on the date that such Option is granted and, in the case of an ISO granted to a Controlling Participant, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date that such Option is granted.

(E)           Option Term.  The term of an Option shall be fixed by the Committee, in its sole discretion, in each Stock Option Agreement; provided however that for any Option to qualify as an ISO, the Option shall expire not more than ten years from the date the Option is granted and, in the case of a Controlling Participant, not more than five years from the date the Option is granted.

(F)           Exercise of Options.  Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised at any time during the term of the Option.  An Option shall be deemed exercised when (i) written notice of such exercise, in the form prescribed by the Committee, has been received by the Company in accordance with the terms of the Option by the person entitled to exercise the Option and (ii) full payment for the Stock with respect to which the Option is exercised has been received by the Company in accordance with Section 6(A) and the Stock Option Agreement.  The written notice shall include the number of shares to be exercised by the Participant.  Except as otherwise expressly provided in writing by the Board of Directors, an Option may not be exercised for a fractional share of Stock.

(G)           Stock Certificates.  Promptly upon exercise of an Option, the Company shall issue (or cause to be issued) certificates evidencing the shares of Stock acquired as a result of the exercise of the Option.  In the event that the exercise of an Option is treated in part as the exercise of an ISO and in part as the exercise of a NQSO pursuant to Section 6(C) hereof, the Company shall issue a certificate evidencing the shares of Stock treated as acquired upon the exercise of an ISO and a separate certificate evidencing the shares of Stock treated as acquired upon the exercise of a NQSO, and shall identify each such certificate accordingly in its stock transfer records.

All certificates for shares of Stock delivered under the Plan pursuant to any Option shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(H)          Date of Exercise.  The Committee may, in its sole discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified by the Committee.  Except as may be so provided, any Option may be exercised in whole at any time, or in part from time to time, during its term.  In the case of an Option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Option may be exercised.

(I)            Termination of Service.  The Committee may determine, at the time of grant for each Option, the extent to which the Participant (or his legal representative) shall have the right to exercise the Option following termination of such Participant by the Company, any Subsidiary, or any Affiliate.  Such determination shall be made at the time of the grant of the Option.  Such provisions may reflect distinctions based on the reasons for the termination of service and any other relevant factors that the Committee may determine.  In the absence of the foregoing standards, any Option granted to an employee of the Company or any Affiliate pursuant to the Plan that has not vested prior to the Termination Date shall expire immediately upon the Termination Date, and any Option granted to an employee of the Company or any Affiliate pursuant to the Plan that has vested prior to the Termination Date shall expire three (3) months following the Termination Date; provided however that if the cessation of Participant’s service is due to his death or disability (as defined in section 22(e)(3) of the Code), such Option shall expire one year from the Termination Date.

(J)            Transferability.  Except as otherwise permitted by the Committee, Options shall be nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant (or in the event of his disability (as defined in section 22(e)(3) of the Code), by his guardian or legal representative) and after his death, only by the Participant’s legal representatives, heirs, legatees, or distributees.

(K)          No Rights as a Participant.  No person shall, with respect to any Option, be deemed to have become a Participant, or to have any rights with respect to such Option, unless and until such person shall have executed a Stock Option Agreement or other instrument evidencing the Option and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

(L)           No Rights as a Shareholder.  Notwithstanding the exercise of an Option, a Participant shall have no rights as a shareholder with respect to shares covered by an Option until the date the certificates evidencing the shares of Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment will be made for dividends or other rights the record date for which is prior to the date of issuance.  Upon issuance of the certificates evidencing the shares of Stock acquired upon exercise of an Option, such shares of Stock shall be deemed to be transferred for purposes of section 421 of the Code and the regulations promulgated thereunder.

(M)         Tax Withholding.  As a condition to the exercise of any Option, the Company shall have the right to require that the Participant exercising the Option (or the recipient of any shares of Stock) remit to the Company an amount calculated by the Company to be sufficient to satisfy applicable federal, state, foreign or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any certificate evidencing shares of Stock.  If permitted by the Company, either at the time of the grant of the Option or in connection with its exercise, the Participant may satisfy applicable withholding tax requirements by delivering a number of whole shares of Stock owned by the Participant for at least six (6) months prior to the date of exercise and having a Fair Market Value (determined on the date that the amount of tax to be withheld is to be fixed) at least equal to the aggregate amount required to be withheld.

In the case of an ISO, the Committee may require as a condition of exercise that the Participant exercising the Option agree to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise.

(N)          Change of Control.  Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Option, all Options outstanding as of the date of a Change of Control or an agreement to effect a Change of Control, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant. The determination as to whether a Change of Control or an agreement to effect a Change of Control has occurred shall be made by the Committee and shall be conclusive and binding.

(O)          Additional Restrictions and Conditions.  The Committee may impose such other restrictions and conditions (in addition to those required by the provisions of this Plan) on any Option granted hereunder and may waive any such additional restrictions and conditions, so long as (i) any such additional restrictions and conditions are consistent with the terms of this Plan and (ii) such waiver does not waive any restriction or condition required by the provisions of this Plan.

(P)           Repricing.  The Committee shall not, without the further approval of the Board of Directors, (i) authorize the amendment of any outstanding Option to reduce the Exercise Price of such Option or (ii) grant a replacement Option upon the surrender and cancellation of a previously granted Option for the purpose of reducing the Exercise Price of such Option.  Nothing contained in this section shall affect the right of the Board of Directors or the Committee to make the adjustment permitted under Section 3(D).

7.             AMENDMENT AND TERMINATION OF THE PLAN

The Committee may amend, alter, suspend, or terminate the Plan or any portion hereof at any time; provided that no such amendment, alteration, suspension or termination shall be made without the approval of the shareholders of the Company if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Board of Directors deems it necessary or desirable to qualify or comply.  No amendment, suspension or termination of the Plan shall adversely affect the right of any existing Participant with respect to any Option theretofore granted, as determined by the Committee, without such Participant’s written consent.

Unless earlier terminated, the Plan shall remain in effect until all shares issuable under the Plan have been purchased or acquired in accordance with the Plan.  In no event may any Options be granted under the Plan more than ten (10) years after the earlier of the date on which the Plan is adopted or the date on which the Plan is approved by the shareholders of the Company.  Such termination by lapse of time shall not effect the validity or terms of any Option then outstanding or the ability of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Option or to waive any conditions or rights under any such Option for so long as the Option is outstanding.

8.             LEGALITY OF GRANT

The granting of Options under this Plan and the issuance or transfer of Options and shares of Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency (including, without limitation, no-action positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted under this Plan and no Options or shares shall be issued by the Company unless and until in any such case all legal requirements applicable to the issuance or payment have, in the opinion of counsel for the Company, been complied with.  In connection with any Option or Stock issuance or transfer, the person acquiring the shares or the Option shall, if requested by the Company, give assurance satisfactory to counsel to the Company with respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

9.             NO EMPLOYMENT/SERVICE RIGHTS

Nothing in this Plan or any Stock Option Agreement shall confer upon any person the right to participate in the benefits of the Plan or to be granted an Option, and there shall be no obligation to provide uniformity of treatment in connection with the administration of this Plan.  The terms and conditions of Options or Stock Option Agreements need not be the same with respect to each Participant.

Nothing in this Plan or any Stock Option Agreement shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Company or any Affiliate shall continue to employ, retain or engage any individual (whether or not a Participant).  Neither this Plan nor any Stock Option Agreement executed in accordance with this Plan shall affect in any way the right of the Company or any Affiliate to terminate the employment or engagement of any individual (whether or not a Participant) at any time and for any reason whatsoever and to remove any individual (whether or not a Participant) from any position with the Company or any Affiliate.  No change of a Participant’s duties with the Company or any Affiliate shall result in a modification of any rights of such Participant under this Plan or any Stock Option Agreement executed by such Participant.

10.          EFFECTIVE DATE

This Plan shall become effective upon its approval by the Board of Directors; provided however that no grant of an Option under this Plan shall qualify as an ISO unless, within one year of the date the Plan becomes effective, the Plan is approved by the affirmative vote of a majority of the shareholders of the Company present, in person or by proxy, at a meeting of the shareholders of the Company.  The Committee may grant ISOs subject to the condition that this Plan shall have been approved by the shareholders of the Company as provided herein.

11.          RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

12.          MINIMUM CAPITAL REQUIREMENTS

Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary, all Options granted under the Plan shall expire, to the extent not exercised, within 45 days following the receipt of notice from the Bank’s primary federal regulator (“Regulator”) that (i) the Bank has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of options.  Upon receipt of such notice from the Regulator, the Company shall promptly notify each Participant that all Options issued under this Plan have become fully exercisable and vested to the full extent of the grant and that the Participant must exercise the Option(s) granted to him prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or forfeit such Option.  In case of forfeiture due to termination of options by the Regulator, no Participant shall have a cause of action, of any kind or nature, with respect to the forfeiture against the Company or any Affiliate.  Neither the Company nor any Affiliate shall be liable to any Participant due to the failure or inability of the Company or any Affiliate to provide adequate notice to the Participant.

13.          ADMINISTRATION OF PLAN

Notwithstanding any other provision herein to the contrary, this Plan shall be administered in accordance with the provisions of the Federal Deposit Insurance Corporation’s Statement of Policy on Applications for Deposit Insurance as such policy relates to stock benefit plans.

14.          GENERAL

(A)          Burden and Benefit.  The terms and provisions of this Plan and the Options issued hereunder shall be binding upon, and shall inure to the benefit of, the Company and each Participant and any permitted successors and assigns.

(B)           Interpretation.  When a reference is made in this Plan to a Section, such reference will be to a Section of this Plan unless otherwise indicated.  The headings contained in this Plan are for convenience of reference only and will not affect in any way the meaning or interpretation of this Plan or any Option.  Whenever the words “include,” “includes” or “including” are used in this Plan, they will be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Plan will refer to this Plan as a whole and not to any particular provision in this Plan.  Each use herein of the masculine, neuter or feminine gender will be deemed to include the other genders.  Each use herein of the plural will include the singular and vice versa, in each case as the context requires, or as is otherwise appropriate.  The word “or” is used in the inclusive sense.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  References to a person are also to its permitted successors or assigns.  No provision of this Plan is to be construed to require, directly or indirectly, any person to take any action, or omit to take any action, which action or omission would violate applicable law (whether statutory or common law), rule or regulation.

(C)           Costs and Expenses.  All costs and expenses with respect to the adoption, implementation and administration of this Plan shall be borne by the Company; provided however that, except as otherwise specifically provided in this Plan or the applicable Stock Option Agreement between the Company and a Participant, the Company shall not be obligated to pay any costs or expenses (including legal fees) incurred by any Participant in connection with any Stock Option Agreement, this Plan or any Option or Stock held by any Participant.

(D)          Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for long-term incentive compensation.  Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person.  Nothing contained herein shall be construed to give any Participant any rights with respect to any Option, unexercised or exercised, or any other matters under this Plan that are greater than those of a general unsecured creditor of the Company.

(E)           Governing Law.  The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Option granted hereunder shall be determined in accordance with the laws of the State of Delaware, without reference to the laws that might otherwise govern under applicable principles of conflicts of law.

(F)           Severability.  If any term or other provision of this Plan or any Stock Option Agreement is held to be illegal, invalid or unenforceable by any rule of law or public policy, such term or provision shall be fully severable and this Plan or the Stock Option Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof, and all other conditions and provisions shall remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, there shall be added automatically as a part of this Plan or the Stock Option Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.  If any provision of this Plan or any Stock Option Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

(G)           Certain Conflicts.  In the event of an irreconcilable conflict between the terms of the Plan and any Stock Option Agreement, the terms of the Plan shall prevail.

(H)          Notices.  Any notice or other communication required or permitted to be made hereunder or by reason of the provisions of this Plan or any Stock Option Agreement shall be in writing, duly signed by the party giving such notice or communication and shall be deemed to have been properly delivered if delivered personally or by a recognized overnight courier service, or sent by first-class certified or registered mail, postage prepaid, as follows (or at such other address for a party as shall be specified by like notice): (i) if given to the Company, at its principal place of business, and (ii) if to a Participant, as provided in his Stock Option Agreement unless Participant has provided a more current address to the Company, in which case the most current address so provided.  Any notice properly given hereunder shall be effective on the date on which it is actually received by the party to whom it was addressed.

IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officer, has executed this Plan on the 17th day of April, 2008.

SOLERA NATIONAL BANCORP, INC.

By:	/s/ Paul M. Ferguson

Its:	Director and President

Annex B

SOLERA NATIONAL BANCORP, INC.

AUDIT COMMITTEE CHARTER

Purpose

The role of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The Audit Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Composition

Independence

The Audit Committee shall consist of three or more members of the Board of Directors (the “Board”), each of whom is determined by the Board to be “independent” under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules of the Nasdaq Stock Market and the rules and regulations of the SEC.

Financial Expertise

All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment.  At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Appointment and Removal

The members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nomination and Governance Committee and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal.  The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

Chairperson

Unless a Chairperson is elected by the full Board upon recommendation of the Nomination and Governance Committee, the members of the Audit Committee shall designate a Chairperson by the majority vote of the full Audit Committee membership.  The Chairperson will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine.  The Audit Committee should meet regularly with management and the outside auditing firm in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately.  On an as-needed basis, the Audit Committee should meet with the internal auditors (which may be an outside resource) to discuss any matters that either the Audit Committee or the internal auditors believe should be discussed privately.  In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the Company’s financial statements.

Relationship with Independent Accountants

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the outside auditing firm.  In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee.  The Audit Committee will be responsible for resolving any disputes between the independent accountants and the Company’s management.

Duties and Responsibilities

To fulfill its responsibilities and duties the Audit Committee shall:

A.                                   Financial Reporting Processes and Documents/Reports Review

1.                                       Review and discuss with the outside auditing firm:  (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, (B) any audit problems or difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm’s activities or on access to requested information, and any significant disagreements with management and management’s response to such audit problems or difficulties, and (C) any reports of the outside auditing firm with respect to interim periods.

2.                                       Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including  (A) analyses of management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies that may be regarded as critical, and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

3.                                       Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.  For quarterly filings on Form 10-Q, the Audit Committee shall authorize management to file with the SEC, and shall inform the Board of such filings.

4.                                       Periodically review and discuss the adequacy of the Company’s internal controls, any significant deficiencies in internal controls (and any special audit steps adopted in light of material control deficiencies), and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

5.                                       Periodically review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

6.                                       Review disclosures made to the Audit Committee by the Company’s President (Principal Executive Officer) and Vice President, Treasurer (Principal Accounting and Financial Officer) during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

7.                                       Review and timely discuss with management and the outside auditors the effect of regulatory and accounting initiatives, as well as any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

8.                                       Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used, (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (C) other material written communications between the outside auditing firm and Company management, including a schedule of unadjusted differences.

9.                                       Review with financial management and the independent accountants the Company’s filings with the SEC prior to their filing or prior to the release of earnings reports.  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

10.                                 Review and approve all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

11.                                 Discuss and review earnings press releases, including the type and presentation of information to be included in earnings press releases, in particular the use of “pro forma” or “adjusted” non-GAAP information.

12.                                 Discuss and review financial information and earnings guidance provided to analysts and rating agencies.

13.                                 Discuss policies with respect to risk assessment and risk management.

B.                                     Independent Accountants

1.                                       Approve in advance all audit, review or attest engagements required under the securities laws to be provided by the outside auditing firm, including fees and terms.

2                                          Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).  Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

3.                                       The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the audit committee who are independent directors.  Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

4.                                       Review, at least annually, a report by the outside auditor describing (A) the firm’s internal quality-control procedures, (B) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (C) all relationships between the independent auditor and the Company.

5.                                       In connection with the report review described in the previous paragraph, review and evaluate the lead partner of the outside auditor and present to the Board the Audit Committee’s conclusions with respect to the qualifications and performance of the outside auditing firm.

6.                                       Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm’s performance of permissible non-audit services is compatible with the auditor’s independence; obtain and review the report by the outside auditing firm describing any relationships between the outside auditing firm and the Company referred to in paragraph four above or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Audit Committee’s conclusions with respect to the independence of the outside auditing firm.

7.                                       Ensure rotation of the audit partners as required by law and consider further whether, to assure continuing auditor independence, there should be a regular rotation of the outside audit firm itself.

8.                                       Establish policies for the hiring of employees and former employees of the outside auditing firm.

C.                                     Outside Advisors.

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its duties.  The Audit Committee shall have sole authority to approve related fees and retention terms.

D.                                    Ethical and Legal Compliance

1.                                       Establish, review and update periodically a code of business ethics and conduct that applies to the Company’s employees and directors, and ensure that management has established a system to enforce the code of ethics.   The code must be publicly available and waivers for executive officers and directors granted and disclosed in accordance with applicable law.

2.                                       Review and approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of Nasdaq.

3.                                       Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

4.                                       Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

5.                                       Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Reports and Performance Review

The Audit Committee shall report its actions and any recommendations to the Board after each Audit Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Audit Committee.  The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the outside auditor.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

Adopted by Resolution of the Board of Directors
April 17, 2008

Annex C

SOLERA NATIONAL BANCORP, INC.

COMPENSATION COMMITTEE CHARTER

Purpose

The function of the Compensation Committee (the “Committee”) is to assist the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation and to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and the SEC.  Additionally, no director may serve unless that director (1) is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors upon the recommendation of the Nomination and Governance Committee and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

Unless a Chairperson is elected by the full Board of Directors, upon the recommendation of the Nomination and Governance Committee, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership.  The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee.  The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

•                  Review and approve on an annual basis the corporate goals and objectives relevant to the compensation of the President and Chief Executive Officer, evaluate the President and Chief Executive Officer’s performance in light of these goals and objectives, and, either as a committee or together with other independent directors (as directed by the Board), determine and approve the President and Chief Executive Officer’s compensation based on this evaluation (including salary, bonus, incentive and equity compensation).

C-1

•                  Review and approve on an annual basis the evaluation process and compensation structure for the Company’s officers.  Evaluate the performance of the Company’s senior executive officers and approve annual compensation (including salary, bonus, incentive and equity compensation).

•                  Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board of Directors.

•                  Review and make recommendations to the Board of Directors regarding the Company’s employee benefit, compensation, incentive compensation and equity-based plans, including stock option plans and the granting of stock options, and recommend changes in such plans to the Board of Directors as needed.

•                  Prepare and publish an annual executive compensation report in the Company’s proxy statement.

•                  Perform any other activities consistent with this Charter as the Board of Directors deem appropriate.

Advisors

The Committee shall have the authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and retention terms.

Reports and Performance Review

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee.  The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

Adopted by Resolution of the Board of Directors
November 15, 2007

C-2

Annex D

SOLERA NATIONAL BANCORP, INC.

NOMINATION AND GOVERNANCE COMMITTEE CHARTER

Purpose

The function of the Nomination and Governance Committee (the “Committee”) is to identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders, to oversee the selection and composition of committees of the Board of Directors, to oversee management continuity planning processes and to develop and implement the Company’s Corporate Governance Guidelines.

Composition

The Committee shall consist of two or more members of the Board of Directors, at least two of which shall be independent directors.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal.  The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

Unless a Chairperson is elected by the full Board of Directors, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership.  The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee.  The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

•                 Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

•                 Identify individuals believed to be qualified as candidates to serve on the Board of Directors of the Company and its subsidiaries and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

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•                 Review director candidates submitted by shareholders in accordance with the policy set forth in the Company’s Articles of Incorporation, as amended.

•                 Monitor the orientation and continuing education program for directors.

•                 Review the Board of Director’s committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

•                  Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

•                 Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

•                  Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

•                  Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees.  Based on the results of the annual evaluation, as well as on any other matters the Committee shall deem relevant, the Committee shall make such recommendations to the Board of Directors regarding board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the Committee shall from time to time deem advisable or appropriate.

•                  Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines.  The Committee shall review the Guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

•                  Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board of Directors deem appropriate.

Advisors

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and retention terms.

Reports and Performance Review

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee.  The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

Adopted by Resolution of the Board of Directors
April 17, 2008

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SOLERA NATIONAL BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Fenton and Paul M. Ferguson, and each of them, proxies with full power of substitution, to vote all shares of Solera National Bancorp, Inc. (the “Company”) held of record by the undersigned on April 22, 2008, the record date with respect to this solicitation, at the Annual Meeting of Shareholders of the Company to be held at Solera National Bank, 319 S. Sheridan Blvd., Lakewood, Colorado, 80226, beginning at 10:00 a.m., local time on June 17, 2008, and at any adjournment thereof, upon the following matters:

PLEASE SIGN AND DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Alternatively, you may cast your vote online by going to www.vote.corporatestock.com.

Enter the control number and account number (as found on your address label).

Or, you may fax this Proxy Card to 303-282-4986.  Attn.:  Rhonda Singleton

1. Board of Directors recommends a vote FOR Proposal One.

ELECTION OF DIRECTORS	☐	FOR the nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees

Nominees:	Norma R. Akers	Rob L. Alvarado	Maria G. Arias
	Douglas Crichfield	Paul M. Ferguson	James C. Foster
	Robert M. Gallegos	Steve D. Gutterman	Ronald E. Montoya
	Ray L. Nash	Joel S. Rosenstein	Basil Sabbah
	F. Stanley Sena	Mark R. Smith	Kent C. Veio

Terms expiring at the 2009 Annual Meeting

(Authority to vote for any nominee named above may be withheld by lining through that nominee’s name.)

2. Board of Directors recommends a vote FOR Proposal Two.

APPROVAL OF 2007 STOCK INCENTIVE PLAN	☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Board of Directors recommends a vote FOR Proposal Three.

RATIFICATION OF MCGLADREY & PULLEN AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING ON DECEMBER 31, 2008.	☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Other Matters

In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting and at any adjournment thereof.

☐	MARK HERE FOR CHANGE OF ADDRESS AND NOTE BELOW

☐	MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

This proxy, when properly executed, will be voted in the manner directed by the undersigned Shareholder.  If no direction is given, this proxy will be voted for Proposal One, Proposal Two, and Proposal Three above, and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting or at any adjournments thereof.  If any nominee listed in Proposal One declines or is unable to serve as a director, then the persons named as proxies shall have full discretion to vote for any other person designated by the Board of Directors.

Dated:	, 2008

Signature

Signature (if jointly held)

(Your signature(s) should conform to your name(s) as printed hereon.  Co-owners should all sign.).